UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-23805

Carlyle AlpInvest Private Markets Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Cameron Fairall
AlpInvest Private Equity Investment Management, LLC
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)
Copy to:
Michael G. Doherty
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111

Registrant’s telephone number, including area code: (646) 735-4293
Date of fiscal year end: March 31
Date of reporting period: March 31, 2026

Item 1.	Reports to Shareholders.

CARLYLE ALPINVEST

ANNUAL REPORT

Carlyle AlpInvest Private Markets Fund (CAPM)

MARCH 31, 2026

CARLYLE ALPINVEST PRIVATE MARKETS FUND
SHAREHOLDER LETTER
Overview
The Carlyle AlpInvest Private Markets Fund (“CAPM” or the “Fund”) seeks to provide immediate and streamlined access to the global private equity buyout market by strategically allocating to secondary, co-investment, and primary fund opportunities. CAPM seeks long-term capital appreciation and leverages the $107 billion Carlyle
AlpInvest platform to provide access to private equity markets.  The Fund is expected to generally invest alongside the firm’s institutional commingled funds.
Performance of the Fund
CAPM’s Class I share has generated a total return of 62.84% since its inception in January 2023, including 17.51%
for calendar year 2023, 16.37% for calendar 2024, 17.01% for calendar year 2025, and 1.58% for Q1 2026. The
Fund’s performance since inception has been driven by appreciation across each of its underlying investment strategies, including operational value creation in GP-centered secondaries and capturing discounts in certain secondary LP portfolio transactions, direct equity co-investments and the primary fund portfolio.
Investment Environment and Portfolio Development
CAPM’s investment strategy has focused on acquiring high-quality assets that we believe have differentiated business models. In navigating a dynamic market environment, we have placed particular importance on investing with top-tier managers with proven track records in different parts of the business cycle and with a preference for service focused companies. A key reason for this emphasis has been the resiliency of such managers and companies in previous cycles. At the same time, the middle market has been prioritized, given its comparatively lower reliance on financial leverage and the IPO market for exit. With market dynamics expected to remain similar in the foreseeable future, we anticipate our approach to remain consistent in the coming quarters.
Portfolio construction has played an important role in the design of the fund. We believe the portfolio to be well diversified across multiple dimensions, including industry, geography, deal size, GP exposure and individual company exposure. The fund is also diversified across underlying investment strategies with allocations of 20% to secondary LP transactions, 38% to secondary GP-centered transactions, 37% to direct equity co-investments and 5%
to primary funds as of March 31, 2026.
CAPM’s portfolio has developed in-line with our portfolio construction objectives. The Fund comprised over 185 transactions including exposure to 137 different private equity managers and over 3,100 individual underlying portfolio companies as of March 31, 2026.  The portfolio was approximately 70% weighted to the U.S. market with a core focus on middle-market buyout transactions.
Looking forward, we will continue to leverage the investment expertise across the Carlyle AlpInvest platform to build a portfolio with the potential to achieve robust returns. We will continue to maintain a rigorous and disciplined investment approach focused on what we consider to be high-quality GPs and assets across secondaries, co-
investments and primary fund investments.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
FUND PERFORMANCE
Performance of a $25,000 Investment
This graph compares a hypothetical $25,000 investment in the Fund’s Class I shares, made at inception, with similar investments in the MSCI World Index. The Fund’s Class I shares results include reinvestment of all dividends and capital gains. The MSCI World Index does not reflect expenses, fees, or sales charges, which would reduce index performance.
The MSCI World Index represents large and mid-cap equity performance across ~23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. The index is unmanaged and is not available for investment. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.
Returns for the periods ended March 31, 2026 were as follows:

	Average Annual Total Returns
	1 Year	Since Inception*
Class I	11.99%	16.25%
MSCI World Index	19.39%	18.69%
*  Commencement of operations for the Fund was January 3, 2023 following the reorganization of AlpInvest Seed
Fund, L.P. with and into the Fund.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S.
generally accepted accounting principles. Past performance is not an indication of future results.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLPTel: +1 212 773 3000
One Manhattan Westey.com
New York, NY 10001
Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Carlyle AlpInvest Private Markets Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Carlyle AlpInvest Private
Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period then ended, and the consolidated financial highlights for the period from January 3, 2023 (Commencement of Operations) to March 31, 2023, and the
related notes (collectively referred to as the “financial statements”).
In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, its consolidated financial highlights for each of the three years in the period then ended, and its consolidated financial highlights for the period from January 3, 2023 (Commencement of Operations) to March 31, 2023, in
conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence  with custodians, third-party managers, and management of the underlying funds, as applicable; when replies were not received from the custodians, third-party managers, management of the underlying funds, and loan agents, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2022.
New York, NY
May 30, 2026

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Credit Investments (1.1%)	Reference Rate & Spread (1)	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value (2)
First Lien (0.3%)
North America (0.3%)
Beta Plus Technologies, Inc	SOFR 1M + 3.67%	7/1/2029	$3,964,291	$3,973,627	$4,213,773
CCMG Buyer, LLC	SOFR 3M + 3.92%	5/8/2030	2,002,363	2,005,254	2,147,947
Napa EA Buyer Inc	SOFR 3M + 3.72%	6/30/2026	3,227,191	3,222,542	3,209,226
Project Leopard Holdings, Inc (First Lien)	SOFR 1M + 3.77%	7/20/2029	753,160	759,459	776,907
Russell Investments First Lien	SOFR 3M + 3.87%, 1.50% PIK	12/29/2032	4,244,482	4,252,493	4,253,031
Total North America			$14,191,487	$14,213,375	$14,600,884
Total First Lien			$14,191,487	$14,213,375	$14,600,884

Preferred Equity (0.6%)
North America (0.5%)
DCERT Preferred Holdings, Inc.	10.50% PIK	10/16/2031	$2,889,421	$2,889,421	$3,266,869
Doctor No Parent Limited	12.25% PIK	10/30/2029	3,168,176	3,181,300	3,688,845
Great Dane Holding, LLC		12/31/2032	2,962,396	2,962,397	2,991,445
Symplr Software Intermediate Holdings, Inc	SOFR 3M + 3.87%, 10.50% PIK	11/30/2028	2,959,902	2,959,902	3,124,150
WEG Sub Intermediate Holdings, LLC	13.00% PIK	5/26/2033	6,180,960	6,195,176	7,141,815
Total North America			$18,160,855	$18,188,196	$20,213,124
Europe (0.1%)
CTEC JV S.à r.l,	10.13% PIK	3/16/2049	$4,120,492	$4,120,492	$4,310,307
Total Europe			$4,120,492	$4,120,492	$4,310,307
Total Preferred Equity			$22,281,347	$22,308,688	$24,523,431

Second Lien (0.2%)
North America (0.2%)
Project Leopard Holdings, Inc (Second Lien)	SOFR 3M + 3.67%	7/20/2030	$5,934,479	$5,974,497	$6,381,077
Vision Solutions, Inc.	SOFR 3M + 3.93%	4/23/2029	1,518,781	1,528,486	1,630,156
Total North America			$7,453,260	$7,502,983	$8,011,233
Total Second Lien			$7,453,260	$7,502,983	$8,011,233
Total Private Credit Investments			$43,926,094	$44,025,046	$47,135,548

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Direct Investments (34.0%)	(2)(17)(18)(20)
Bonds (0.2%)
North America (0.2%)
Navgen Holdings Pte, Ltd.	(6)	3/31/2026	$6,636,696	$6,636,696

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Total North America			$6,636,696	$6,636,696
Total Bonds			$6,636,696	$6,636,696

Common Stocks (26.7%)
Europe (7.4%)
ACTE II Grand Co-Invest, L.P.	(6)	8/14/2024	$11,442,399	$13,433,754
Adagia Capital Europe - AGN 1	(6)	2/24/2026	11,394,015	13,299,511
AI Co-Investment IV-1 SCSp	(6)	10/21/2025	8,669,331	8,577,265
Astorg VIII Co-Invest Corden	(4)	8/1/2022	9,746,591	17,440,589
Aurelia Co-Invest SCSp	(6)	5/14/2024	7,333,174	15,520,583
CCP NOMOS, L.P.; CCP HERMES, L.P.	(6)	7/7/2025	1,325,506	—
Cinven Isabella, L.P.	(6)	11/26/2024	12,759,995	17,081,372
Cinven Pegasus Limited Partnership	(6)	10/2/2024	6,630,957	9,470,515
Delta Opportunities, L.P.	(6)	3/21/2025	6,538,376	7,420,708
ECI 12 E, L.P.	(6)	1/16/2025	229,533	—
Everest Co-Investment, L.P.	(6)	3/19/2025	11,022,490	14,092,573
Fremann 2 MM Co-Investment 3 Salus SCSp	(6)	8/1/2025	27,701,753	30,086,785
HPM Sub-Pooling S.à r.l.	(6)	9/5/2024	523,454	—
Indigo Acquisition Holding B.V.	(6)	9/6/2024	1,070,642	—
Co-invest Vista Limited Partnership	(5)	7/1/2025	17,485,817	16,947,894
LEP SAL Co-Invest, L.P.	(6)	11/10/2025	51,087	—
Locron Co-Investment, L.P.	(6)	10/24/2025	2,849,262	2,958,646
Menrva Co-investment, L.P.	(6)	3/12/2025	15,933,697	17,469,100
Motel One Co-Invest SCSp	(6)	5/28/2025	17,054,825	18,947,226
Nutrition Supplements Collective SCA	(6)	8/22/2025	12,974,163	16,392,202
Partners Group Client Access 55 LP, Inc.	(6)	12/4/2025	11,409,471	8,391,461
PP Food Technologies HoldCo S.p.A	(6)	10/16/2024	8,188,776	8,655,511
PSC Tiger, L.P.	(6)	9/4/2024	4,851,012	5,993,071
SEP EIGER Aggregator, L.P.	(4)	4/25/2022	125,406	—
Thor Co-Invest, L.P.	(6)	12/11/2025	57,978,191	57,297,744
TSO III Project Olympus Co-Invest, L.P.	(6)	10/23/2024	8,662,930	12,029,829
Vantage RC Holding B.V.	(6)	2/27/2025	12,964,197	14,375,072
Total Europe			$286,917,050	$325,881,411
North America (17.5%)
AHR Parent Holdings, L.P.	(4)	8/3/2022	$129,178	$4,206,594
Alpha OMH Co-Invest, L.P.	(6)	5/2/2025	6,667,335	8,232,948
BarBri Topco, L.P.	(6)	12/19/2024	16,091,492	19,832,115
BCPE Polymath Investor, L.P.	(6)	9/25/2024	7,495,319	5,984,123
BCPE Virginia Investor, L.P.	(6)	12/13/2023	5,007,014	5,000,000

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
BharCap Babylon Acquisition, L.P.	(6)	3/8/2024	7,413,147	13,519,166
BSP-FL Intermediate, Inc.	(6)	12/5/2024	12,524,844	13,750,000
Cascade Equity Holding, LLC	(6)	12/27/2024	7,518,984	7,500,000
Cetera Financial Group	(6)	12/18/2023	4,279,942	6,109,178
Corsair Amore Investors, L.P.	(4)	5/25/2022	1,821,152	—
Crimson FLS Topco, L.P.	(6)	2/17/2026	28,000,000	28,000,000
CSC Comfort Co-Invest Aggregator, LP	(6)	3/27/2026	5,843,855	5,833,000
CSC Riviera Co‐Invest, L.P.	(6)	1/30/2025	16,726,153	24,853,105
CSC Tau Co‐Invest Aggregator, L.P.	(6)	1/30/2025	7,170,802	7,420,888
EQT X Co-Investment (A) SCSp	(6)	7/2/2024	10,544,288	13,788,040
EXPG Holdings, L.P.	(6)	12/8/2025	26,126,450	29,242,901
G-3 Chickadee Aggregator, LLC	(6)	10/29/2025	17,346,550	17,287,000
G-3 Frax Aggregator LLC	(6)	1/28/2026	18,254,784	18,208,000
Global Payments Inc	(6)	1/29/2024	3,785,820	5,896,759
Gula Co-Invest II, L.P.	(6)	10/23/2024	13,410,412	18,163,648
Inverness Graham Co-Investment Fund-A, L.P.	(6)	7/8/2025	10,251,455	17,451,509
KKR Icon Co-Invest L.P.	(6)	11/13/2024	17,857,000	21,428,400
Linden Investment III, L.P.	(6)	7/17/2025	2,509,602	2,549,329
LM Carpenter Co-Invest-A I L.P.	(6)	12/27/2024	6,213,538	9,606,215
Magnesium Co-Invest SCSp	(4)	5/6/2022	9,454,920	13,305,365
Mariner Opportunity-A, L.P.	(6)	5/29/2025	1,829,745	2,042,980
Martis Partners IV Three Oaks Co-Invest, L.P.	(6)	6/16/2025	5,185,071	7,254,169
MDCP Co-Investors (Chicago), L.P.; MDCP Co-Investors (Chicago-C), L.P.	(6)	10/27/2025	22,524,827	22,500,000
MDP Arevi Co-Investors (Rome), L.P.	(5)	1/2/2026	21,850,000	21,850,000
MidOcean Partners QT Co-Invest, L.P.	(6)	8/20/2024	7,070,874	6,903,570
MOP-Arnott Holdings, L.P.	(6)	11/12/2024	2,793,670	2,111,280
Navgen Holdings Pte, Ltd.	(6)	3/31/2026	578,200	578,200
NCP MSI Co-Invest, L.P.	(6)	3/20/2025	5,104,269	5,084,666
NS UI A, LLC	(6)	12/27/2024	9,050,406	8,972,396
OEP VIII Project Greenheart Co-investment Partners, L.P.	(4)	10/17/2022	8,137,246	9,964,205
Onward Co-Invest L.P.	(6)	3/23/2026	10,686,492	10,659,000
Oscar Holdings, L.P.	(4)	4/27/2022	4,356,463	3,239,127
PC Key Data Holdings, L.P.	(6)	9/20/2024	7,650,598	4,748,468
PCP Release Aggregator, L.P.	(6)	6/10/2025	26,325,275	26,220,424
Plano Co-investment II, L.P.	(6)	9/27/2024	8,228,407	3,742,910
Polar Investors, L.P.	(6)	2/6/2026	18,013,593	17,551,742
Pretzel Co-Invest, L.P.	(6)	12/19/2024	16,000,836	17,721,760
Project Second Co-Invest Fund, L.P.	(6)	5/2/2025	14,523,737	14,493,000
Quad-C Synoptek Holdings, LLC	(5)	8/12/2022	4,228,730	3,217,822

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
RCP Nats Co-Investment Fund, L.P.	(6)	5/19/2025	4,016,215	6,675,468
RCR Equity, L.P.	(6)	4/23/2024	56,000	2,057,326
REP AGP II Holdco, L.P.	(6)	7/18/2025	15,521,531	15,890,816
REP RS Coinvest IV, L.P.	(6)	1/30/2026	24,628,754	24,589,800
Rocket Co-Invest, SLP	(6)	3/20/2024	6,744,854	9,337,318
Saguaro Coinvestor Holdings, L.P.	(6)	11/14/2025	15,082,227	19,145,317
Schill Aggregator, L.P.	(5)	12/12/2025	8,811,853	8,811,853
Schill Aggregator, L.P.	(6)	12/12/2025	8,621,146	8,621,147
SCP Chariot, L.P.	(6)	2/6/2026	26,349,283	45,710,000
SCP FCA Investments, LLC	(5)	6/7/2024	31,285	—
Sentinel NSI Co-Invest, L.P.	(6)	1/31/2025	3,500,008	6,456,864
SEP Hero Co-Invest I-A, L.P.	(6)	11/1/2024	7,783,821	8,605,830
SkyKnight Financial Holdings, L.P.	(6)	12/24/2024	7,402,257	8,689,459
SkyKnight Insurance Holdings, L.P.	(6)	11/13/2023	2,029,690	2,656,706
Skyrodema Co-Invest, L.P.	(6)	3/4/2026	3,777,601	3,747,000
STG AV, L.P.	(6)	11/1/2023	5,015,410	6,000,740
TI VI Project Emilia Co-Invest, L.P.	(6)	6/6/2025	7,743,816	9,532,009
Trivest Bright Co-Invest, L.P.	(6)	4/16/2024	7,817,375	6,451,279
Truelink Atlas, L.P.	(6)	6/26/2025	9,399,778	9,375,000
Truelink Voltron A, L.P.	(6)	12/27/2024	5,030,198	7,150,000
Victors CCC Aggregator, L.P.	(4)	5/31/2022	2,992,681	4,630,221
VRS Parent Holdings, L.P.	(6)	7/17/2025	11,176,722	11,160,667
WCI-PXG Investment Holdings, L.P.	(6)	3/27/2026	15,463,000	15,463,000
Webster Cascade Aggregator II, L.P.	(4)	12/21/2022	3,721,662	634,742
Webster Oceans Co-Investment Fund, L.P.	(4)	1/31/2022	3,824,645	8,241,867
WPP Fairway Aggregator B, L.P.	(4)	9/30/2022	107,797	—
Zenyth Partners II Co-Invest Opportunities I, L.P.	(6)	12/12/2025	7,143,436	14,604,621
Total North America			$670,375,520	$770,263,052
Rest of World (1.8%)
EverSaaS Holdings Pte, Ltd.	(6)	7/28/2025	$4,576,774	$5,776,617
Glenwood Co-Investment Fund III-1, L.P.	(6)	11/19/2025	7,773,532	7,355,036
Habit Health	(6)	7/25/2024	5,437,185	5,433,118
KKR Sirius Co-Invest, L.P.	(6)	8/30/2024	12,034,186	12,830,635
Mason Stevens Co Investment Trust	(6)	3/26/2025	4,862,005	5,238,587
Nexon Co Investment Trust	(6)	12/10/2025	13,377,906	13,827,722
Project Mint MIT 2	(6)	3/30/2026	6,042,182	5,899,425
Quadria Capital Fund III Holdings Pte, Ltd.	(5)	7/28/2025	2,192,623	3,538,809
Sherwood Coinvestment, L.P.	(5)	10/17/2025	4,603,420	4,803,187
Thinkex Holdings Pty, Ltd.	(6)	10/29/2025	12,799,146	12,900,306

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Total Rest of World			$73,698,959	$77,603,442
Total Common Stocks			$1,030,991,529	$1,173,747,905

Convertible Preferred Stocks (0.4%)
North America (0.4%)
SCP Dragon, L.P.	(6)	11/24/2025	$7,984,665	$9,772,176
Webster Cascade Aggregator, L.P.	(4)	12/21/2022	6,449,031	8,224,590
Total North America			$14,433,696	$17,996,766
Total Convertible Preferred Stocks			$14,433,696	$17,996,766

Preferred Stocks (5.9%)
Europe (2.2%)
Astorg VIII Co-Invest Corden	(4)	8/1/2022	$270	$—
CCP NOMOS, L.P.; CCP HERMES, L.P.	(6)	7/7/2025	17,798,615	18,424,863
ECI 12 E, L.P.	(6)	1/16/2025	9,383,629	11,150,204
HPM Sub-Pooling S.à r.l.	(6)	9/5/2024	5,011,878	4,780,877
Indigo Acquisition Holding B.V.	(6)	9/6/2024	9,587,726	11,381,127
LEP SAL Co-Invest, L.P.	(6)	11/10/2025	10,652,647	10,808,684
Partners Group Client Access 55 LP, Inc.	(6)	12/4/2025	34,709,478	37,430,166
SEP EIGER Aggregator, L.P.	(4)	4/25/2022	2,077,360	2,469,861
Total Europe			$89,221,603	$96,445,782
North America (3.4%)
AHR Parent Holdings, L.P.	(4)	8/3/2022	$7,920,000	$10,593,431
Corsair Amore Investors, L.P.	(4)	5/25/2022	184,283	320,936
GPS Co-Invest (IGI III)-A Feeder, L.P.	(6)	11/27/2024	16,667,000	20,103,276
Hollywood Offshore Co-Invest, L.P. (Cayman)	(6)	10/30/2025	21,910,505	22,843,127
LJ Shield Co-Invest, L.P.	(6)	6/13/2024	9,862,006	10,872,048
MPGC III SK C-Investment, L.P.	(6)	6/2/2025	10,480,269	11,708,832
Navgen Holdings Pte, Ltd.	(6)	3/31/2026	3,469,200	3,469,200
NP Kaba Holdings, L.P.	(6)	1/30/2026	12,273,291	12,273,291
RCR Equity, L.P.	(6)	4/23/2024	3,784,399	3,933,376
SCP FCA Investments, LLC	(5)	6/7/2024	7,558,512	14,846,308
TRN Co-Invest Aggregator, L.P.	(6)	1/22/2026	11,565,000	11,565,000
VFF IV Co-Invest 4-C, L.P.	(6)	11/22/2024	15,861,683	19,973,671
WPP Fairway Aggregator B, L.P.	(4)	9/30/2022	7,309,839	8,001,457
Total North America			$128,845,987	$150,503,953
Rest of World (0.3%)
EverSaaS Holdings Pte, Ltd.	(6)	7/28/2025	13,824,230	13,262,763

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Quadria Capital Fund III Holdings Pte, Ltd.	(5)	7/28/2025	57,945	—
Total Rest of World			$13,882,175	$13,262,763
Total Preferred Stocks			$231,949,765	$260,212,498

Shareholder Loans (0.7%)
Europe (0.7%)
ECI 12 E, L.P.	(6)	1/16/2025	$2,789,431	$3,462,108
Locron Co-Investment, L.P.	(6)	10/24/2025	$26,894,962	$28,052,104
Total Europe			$29,684,393	$31,514,212
Total Shareholder Loans			$29,684,393	$31,514,212

Warrants (0.3%)
North America (0.3%)
GPS Co-Invest (IGI III)-A Feeder, L.P.	(6)	11/27/2024	$42,446	$8,513,284
SCP Dragon, L.P.	(6)	11/24/2025	—	2,922,660
Total North America			$42,446	$11,435,944
Total Warrants			$42,446	$11,435,944
Total Direct Investments			$1,313,738,525	$1,501,544,021

Primary Investments (4.6%)	(16)(17)(18)(20)(21)
Europe (0.5%)
Advent International GPE X-D SCSp	(4)	1/31/2022	$3,305,561	$4,242,325
PSG Europe (Lux) II SCSp	(4)	3/1/2022	3,012,595	3,419,965
TowerBrook Investors VI (892), L.P.	(6)	6/27/2024	12,427,627	14,374,551
Total Europe			$18,745,783	$22,036,841
North America (4.1%)
BharCap Partners II-B, L.P.	(6)	12/18/2024	$13,823,604	$15,869,446
CenterOak Equity Fund III-EF, L.P.	(6)	6/14/2024	962,600	423,624
Emerald Lake Capital Partners A, L.P.	(6)	12/5/2025	9,096,420	7,646,162
Francisco Partners VII-A, L.P.	(4)	2/15/2022	4,671,672	4,851,568
JLL Partners Fund IX	(6)(19)	12/12/2025	5,833	(399,958)
Lee Equity Partners Fund IV(A), L.P.	(6)	6/28/2024	4,987,585	4,885,261
Littlejohn Fund VII-A, L.P.	(6)	7/30/2025	21,786	—
Nautic Partners XI, L.P.	(6)	6/21/2024	2,394,825	2,599,435
OceanSound Partners Fund II (A), L.P.	(6)	7/2/2024	7,588,265	9,583,456
One Equity Partners VIII-A, L.P.	(4)	2/15/2022	8,540,990	11,475,515
Sole Source Capital III	(6)	3/31/2025	577,640	—
Springcoast Partners I-A, L.P.	(6)	11/7/2025	21,971,322	24,673,410

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Trivest Growth Investment Fund III-A, L.P.	(6)	9/12/2024	1,213,180	1,097,965
Truelink Capital I-A, L.P.	(6)	6/7/2024	15,959,440	22,369,113
Valeas Capital Partners Fund I-A, L.P.	(6)	8/30/2024	30,048,564	50,520,057
Valeas Capital Partners Fund II-A, L.P.	(6)	8/14/2025	559,330	542,956
Webster Capital V, L.P.	(4)	6/30/2022	7,404,537	9,656,824
Zenyth Partners II-A, L.P.	(6)	4/30/2025	7,453,900	14,049,757
Total North America			$137,281,493	$179,844,591
Total Primary Investments			$156,027,276	$201,881,432

Secondary Investments (53.0%)	(16)(17)(18)(20)(21)
Europe (12.9%)
Advent Global Technology Limited Partnership	(5)	3/31/2025	$2,155,401	$2,112,457
Advent Global Technology II Limited Partnership	(5)	3/31/2025	3,179,907	3,533,196
Advent International GPE IX Limited Partnership	(5)	3/31/2025	11,413,372	10,737,828
Advent International GPE IX-F Limited Partnership	(5)	12/31/2023	967,168	1,012,462
Advent International GPE VIII-B Limited Partnership	(5)	3/31/2025	2,245,197	2,131,772
Advent International GPE X Limited Partnership	(5)	3/31/2025	7,530,414	8,677,261
Alto Capital V	(6)	12/31/2025	720,611	1,027,707
Apheon Special Opportunities Fund SCA	(5)	12/31/2025	1,109,362	1,060,173
Apheon MidCap Buyout IV, SCSp	(6)	12/31/2025	4,741,566	7,158,700
Apheon MidCap Buyout VI SCSp	(5)	12/31/2025	43	—
Apheon Opseo Long Term Value Fund SCSp	(6)	12/31/2025	1,631,550	3,605,866
Apheon Svt Long Term Value Fund SCSp	(6)	12/31/2025	2,412,357	3,788,290
Axcel CV K/S	(6)	5/21/2025	41,346,230	45,107,249
Backed 1, L.P.	(5)	12/31/2025	744,832	1,724,297
Backed 2, L.P.	(5)	12/31/2025	449,424	850,541
Bain Capital Tremont Holdings, L.P.	(6)	3/10/2026	18,694,150	18,100,045
Barley (No.1) Limited Partnership	(6)	4/17/2024	9,380,406	5,455,197
Barley Institutional Co-Invest Limited Partnership	(6)	4/17/2024	1,312,379	778,406
Bregal Unternehmerkapital IV-B SCSp	(5)	12/31/2025	541,113	599,143
Bridgepoint Europe VI	(5)	12/31/2023	850,271	1,020,974
Bridgepoint Europe VII	(6)	1/31/2024	313,114	392,793
CVC Capital Partners Strategic Opportunities II	(5)	12/31/2023	899,129	1,192,757
CVC Capital Partners VI	(5)	12/31/2023	219,117	208,893
CVC Capital Partners VII	(5)	12/31/2023	291,983	370,197
CVC Capital Partners VIII (A) L.P.	(6)	3/31/2026	16,947,485	19,918,778
CVC Capital Partners VIII	(5)	12/31/2023	651,689	704,658
CVC Capital Partners VIII (A), L.P.	(5)	12/31/2024	36,400,955	43,134,867
DPE Continuation Fund I geschlossene Spezial-Investment GmbH & Co. KG	(4)	9/19/2022	12,273,791	17,186,658

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
E.C.B. (Bastille) SCA	(6)	12/31/2025	527,571	481,565
ECI 12 Special Purpose, L.P.	(6)	9/30/2025	36,735,872	38,432,527
Elysium Acquisition, L.P.	(6)	12/2/2024	48,544,470	72,743,317
Epiris Fund III (B), L.P.	(5)	12/31/2025	952,422	1,592,903
Equistone SP I SCSp	(4)	6/23/2022	4,936,139	8,858,627
Eurazeo PME Secondary Fund 2025	(6)	12/17/2025	28,822,372	46,019,455
Gamma Co-invest, L.P.	(6)	6/28/2024	1,637,590	224,057
Hg Saturn 4 B, L.P.	(6)	12/31/2025	14,516	6,545
IK SC Strategic Opportunities I Fund	(6)	4/4/2024	13,086,774	17,348,478
Inflexion Continuation Fund I (No.1) Limited Partnership	(6)	5/13/2025	28,712,138	32,508,835
KKR Azur Co-lnvest, L.P.	(6)	12/31/2025	2,026,464	1,657,903
KKR Rainbow Co-lnvest (Asset), L.P.	(6)	12/31/2025	1,456,109	2,131,252
KKR Sigma Co-lnvest II, L.P.	(6)	12/31/2025	3,341,735	4,152,503
Merieux Participations SAS	(6)	12/31/2025	28,723	38,407
Merieux Participations 2 SAS	(6)	12/31/2025	492,849	663,064
Norvestor SPV III SCSp	(6)	7/11/2025	53,927,738	69,542,177
PrimeStone Capital Fund ICAV	(6)	12/31/2025	166,398	285,421
Portage Capital Solutions International Fund I, L.P.	(5)	12/31/2025	595,465	836,523
Providence Strategic Growth Europe, L.P.	(5)	9/30/2025	2,822,674	4,418,787
PSG Europe II, L.P.	(5)	9/30/2025	3,156,910	3,128,579
Sagard 3 FPCI	(6)	12/31/2025	2,976,945	2,784,861
Sagard 4A FPCI and Sagard 4B FIPS (A Shares)	(5)	12/31/2025	6,663,623	4,934,312
Sagard II-A FPCI and Sagard II-B FPCI	(6)	12/31/2025	119,897	133,315
Sagard NewGen FPCI	(6)	12/31/2025	1,226,925	1,129,074
Sagard NewGen Pharma FPCI	(6)	12/31/2025	431,574	339,513
Sagard Testing FPCI	(5)	12/31/2025	2,460,332	2,012,025
TowerBrook Investors V	(6)	6/28/2024	31,289,290	50,978,136
Total Europe			$456,576,531	$568,973,326
North America (39.3%)
Apollo Overseas Partners (Delaware 892) IX, L.P.	(6)	3/31/2026	$15,387,280	$17,939,115
Apollo Overseas Partners (Delaware 892) IX, L.P.	(4)	3/31/2022	6,688,493	5,988,713
Apollo Overseas Partners (Delaware 892) X, L.P.	(4)	7/21/2022	192,379	248,138
Audax Private Equity Beacon CF	(6)	8/5/2025	67,897,353	83,915,080
Audax Private Equity Fund VI	(5)	12/31/2023	694,688	782,701
Aurorium PPC Holdings	(7)	8/14/2025	2,527,619	1,665,473
Bain Capital Beacon Holdings, L.P.	(6)	3/14/2025	88,857,657	106,068,012
C2 Capital Global Export-To-China Fund, L.P.	(5)	12/31/2025	2,132,821	4,353,661
CB Offshore CF I, Limited Partnership	(6)	12/10/2024	31,789,087	86,988,963
CF24XB SCSp	(6)	3/19/2025	116,773,547	130,315,749

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
CHG PPC Investor	(8)	8/14/2025	5,828,362	6,419,887
Churchill Secondary Partners II, L.P.	(5)	6/30/2025	9,268,293	15,994,712
Churchill Secondary Partners II, L.P.	(6)	6/30/2025	8,700,228	13,577,114
Churchill Secondary Partners III, L.P.	(5)	3/31/2026	27,740,569	31,501,520
Clayton, Dubilier & Rice Fund XI, L.P.	(5)	6/30/2023	3,821,367	5,136,024
Clayton, Dubilier & Rice Fund XI, L.P.	(5)	12/31/2024	19,908,919	25,715,809
Court Square Capital Partners IV-A, L.P.	(6)	3/31/2026	16,662,497	20,756,255
Court Square Capital Partners V, L.P.	(6)	3/31/2026	—	—
EAG Holdings, L.P.	(6)	3/14/2026	—	3,469,026
EDP PPC Investor	(9)	8/14/2025	1,428,182	1,928,909
Excellere Partners III	(6)	3/31/2024	5,877,682	9,534,876
Excellere Partners IV	(6)	3/31/2024	7,696,163	13,978,489
Frontier Opportunity Fund A	(5)	12/31/2023	484,204	634,703
GA Continuity Fund II, L.P.	(6)	3/4/2025	136,399,859	170,250,672
GA Continuity I (AM) Fund	(5)	6/30/2023	133,325	163,136
GA Continuity I (HG) Fund	(5)	6/30/2023	238,260	386,050
GA Continuity I (SNF) Fund	(5)	6/30/2023	160,773	199,104
Glow Mint Mit 2 Pty, Ltd.	(6)	3/14/2026	—	3,988,470
Green Equity Investors Side CF III - C, L.P.	(6)	12/4/2023	8,353,901	11,514,126
Green Equity Investors Side VII, L.P.	(6)	3/31/2026	17,474,758	18,581,929
Green Equity Investors Side X, L.P.	(6)	3/31/2026	—	—
Green Equity Investors VIII, L.P.	(5)	12/31/2024	14,978,491	19,122,988
Hellman & Friedman Capital Partners IX	(5)	12/31/2023	854,417	1,156,322
Hellman & Friedman Capital Partners IX (Parallel), L.P.	(6)	3/31/2026	8,244,722	8,801,011
Hellman & Friedman Capital Partners X	(5)	12/31/2023	522,712	612,448
Hidden Harbor Capital Partners Continuation Fund, L.P.	(6)	4/25/2025	111,254,090	116,462,158
Highline PPC Blocker	(6)	8/14/2025	3,119,352	4,151,399
Highline PPC FT Holdings	(10)	8/14/2025	314,605	418,596
Investcorp North American Private Equity Parallel Fund I, L.P.	(4)	2/17/2023	3,740,993	4,236,641
Investcorp North American Private Equity Realization Fund 2022, L.P.	(4)	2/17/2023	7,304,550	10,948,739
Kenco PPC FT Investor	(11)	8/14/2025	2,569,302	4,394,956
Kinderhook GME Equity	(6)	6/14/2024	404,220	526,717
Kinderhook PMQ Reinvestment Fund V-A, L.P.	(4)	3/3/2022	3,142,466	6,880,082
Kinderhook Reinvestment Fund IV2, L.P.	(6)	11/13/2023	9,717,272	10,203,048
Lawley PPC FT Investor	(12)	8/14/2025	944,787	1,302,855
LEP Red Rock Fund, L.P.	(6)	10/8/2025	57,408,627	65,131,160
Lindsay Goldberg V, L.P.	(5)	12/31/2024	13,595,587	10,747,236
Littlejohn Fund V, L.P.	(4)	3/31/2022	1,951,459	888,299
Littlejohn Fund VI	(4)	12/31/2022	3,133,664	3,650,369

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Littlejohn Fund VI	(5)	12/31/2023	805,717	1,145,232
Littlejohn Fund VI-A, L.P.	(4)	3/31/2022	3,956,844	4,594,057
Littlejohn Fund VII-A, L.P.	(6)	12/31/2023	—	—
LM Simba CV Feeder	(6)	1/7/2026	48,029,783	54,503,702
Madison Dearborn Capital Partners IX-C, L.P.	(6)	10/8/2025	316,699	276,521
Madison Dearborn Capital Partners VIII, L.P.	(5)	12/31/2024	39,014,661	43,720,301
Madison Dearborn Capital Partners VIII-C, L.P.	(6)	9/30/2025	3,208,185	3,967,211
Manulife PE Partners II Cayman, L.P.	(6)	6/1/2024	79,765,439	106,316,970
Monogram PPC Holdings	(13)	8/14/2025	1,955,504	2,954,315
NAI PPC Holdings	(6)	8/14/2025	25,806	150,556
NAI PPC Intermediate	(6)	8/14/2025	55,587	69,599
New Mountain Partners VI, L.P.	(5)	12/31/2024	19,442,138	27,519,026
Norwest Equity Partners IX, L.P.	(5)	9/30/2023	3,643,426	6,634,527
Norwest Equity Partners X, L.P.	(5)	9/30/2023	6,093,195	13,205,581
Norwest Equity Partners XI, L.P.	(5)	9/30/2023	2,744,430	2,565,005
Odyssey Investment Partners Fund V	(4)	12/31/2022	881,878	321,711
Odyssey Investment Partners Fund VI	(4)	12/31/2022	1,823,495	2,456,568
OEP Jupiter, L.P.	(6)	3/10/2026	33,293,931	45,724,124
OEP Neptune Fund I SCSP	(4)	4/24/2023	10,080,406	13,881,528
One Equity Partners IX-B SCSp	(5)	12/31/2025	1,721,132	1,923,796
One Equity Partners VI	(5)	12/31/2023	53,486	36,178
One Equity Partners VII	(5)	12/31/2023	549,571	503,155
One Equity Partners VIII	(5)	12/31/2023	626,916	766,560
Peak Rock Capital Fund IV-C NUS	(5)	12/31/2025	197,023	191,700
Plaskolite PPC Investor	(14)	8/14/2025	979,956	757,278
PPC IV-A, L.P.	(6)	8/14/2025	4,747,382	3,588,936
ProAmpac PPC Investor II	(6)	8/14/2025	4,596,124	4,617,516
ProAmpac PPC Investor III	(6)	8/14/2025	2,564,782	2,576,801
Providence Strategic Growth II, L.P.	(5)	9/30/2025	1,655,253	1,606,147
Providence Strategic Growth III, L.P.	(5)	9/30/2025	2,756,126	3,731,848
Providence Strategic Growth IV, L.P.	(5)	9/30/2025	4,957,423	5,548,655
Providence Strategic Growth, L.P.	(5)	9/30/2025	696,356	336,042
PSG Fidelity Co-Invest, L.P.	(5)	9/30/2025	3,219,418	2,644,369
PSG LM Sequel, L.P.	(5)	10/3/2025	69,846	562,868
PSG LM Sequel, L.P.	(5)	10/3/2025	44,085	304,278
PSG V, L.P.	(5)	9/30/2025	5,047,352	5,663,470
PSG VI, L.P.	(5)	9/30/2025	776,718	868,357
Quad-C Partners IX, L.P.	(5)	12/31/2022	1,153,236	1,244,820
Quad-C Partners X, L.P.	(4)	12/31/2022	1,991,455	2,421,654

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

Private Equity Investments (91.5%)	Footnotes	Acquisition Date	Cost Value	Fair Value
Roark Capital Partners CF, L.P.	(4)	8/17/2022	5,769,267	8,360,093
Sentinel MCA AV, L.P.	(6)	10/13/2023	2,369,149	2,845,954
Stone Point CV, L.P.	(6)	10/13/2025	116,459,589	131,521,056
Sugar PPC FT Investor	(15)	8/14/2025	2,070,873	2,671,643
TA Associates XIII	(5)	12/31/2023	333,461	443,408
TA Associates XIV	(5)	12/31/2023	330,589	347,049
The Resolute III Continuation Fund, L.P.	(6)	9/20/2024	91,596,070	97,032,913
Thoma Bravo Fund XV, L.P.	(5)	12/31/2024	26,120,813	27,194,850
Thoma Bravo Oasis Fund A, L.P.	(4)	1/21/2022	3,869,800	6,431,396
Thomas H. Lee Parallel Fund VIII, L.P.	(6)	3/31/2026	2,114,837	2,578,121
TPG Healthcare Partners II, L.P.	(4)	8/5/2022	145,602	161,194
TPG Partners IX, L.P.	(4)	8/5/2022	785,660	929,555
TPG Partners VII, L.P.	(4)	3/31/2022	1,210,643	601,596
TPG Partners VIII, L.P.	(4)	3/31/2022	8,817,001	8,867,087
Valicor PPC FT Investor	(16)	8/14/2025	2,568,318	2,814,820
Warburg Pincus Capital Solutions Founders Fund, L.P.	(5)	12/31/2025	458,111	698,675
Wind Point Partners IX	(5)	12/31/2023	645,533	685,902
Wind Point Partners VIII	(5)	12/31/2023	181,476	68,487
Wind Point Partners X-B, L.P.	(6)	1/23/2024	291,827	396,853
Total North America			$1,405,998,965	$1,726,183,054
Rest of World (0.6%)
Affinity Asia Pacific Fund V	(5)	12/31/2023	$645,451	$824,632
Ping An Global Equity Selection Fund III	(6)	8/15/2025	1,247,717	2,023,897
Ping An Global Equity Selection Fund III	(6)	11/25/2024	10,380,213	17,476,788
TPG Asia VII (B), L.P.	(4)	4/20/2022	7,438,147	6,199,451
TPG Asia VIII (B), L.P.	(4)	7/1/2022	1,376,900	1,623,928
Total Rest of World			$21,088,428	$28,148,696
Total Secondary Investments			$1,883,663,924	$2,323,305,076
Total Private Equity Investments			$3,353,429,725	$4,026,730,529
Total Investments (92.6%)			$3,397,454,771	$4,073,866,077
Cash Equivalents (9.8%)
North America (9.8%)
UMB Money Market II Special (3.4%)	(3)(4)(5)		$436,525,100	$436,525,100
Total Cash Equivalents			$436,525,100	$436,525,100
Total Investments and Cash Equivalents (101.4%)			$3,789,954,825	$4,463,255,629
Other Assets and Liabilities, Net (-1.4%)				$(69,267,164)
Net Assets (100.0%)				$4,393,988,465
Investment Abbreviations

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026
SOFR - Secured Overnight Financing Rate
(1)  As of March 31, 2026, the below reference rates were in effect:
      1M SOFR - 1 Month SOFR as of March 31, 2026 was 3.65%
      3M SOFR - 3 Month SOFR as of March 31, 2026 was 3.68%
(2)  The Fair Value is estimated by management using significant unobservable inputs and as such may not necessarily reflect the current or expected future performance of such Direct Investment or Private Credit
Investment or the Fair Value of the Fund’s interest in such Direct Investment or Private Credit Investment. Furthermore, the Fair Value has not been calculated, reviewed, verified or in any way approved by such Direct Investment or Private Credit Investment or its general partner, manager or sponsor (including any of its affiliates). Please see Notes to Consolidated Financial Statements for further details regarding the valuation policy of the Fund.
(3)  Direct Investments are private investments directly into the equity of selected operating companies, often together with the management of the company. Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment. Secondary Investments are portfolios of assets acquired on the secondary market.
(4)  Investments held in AlpInvest Seed Fund L.P.
(5)  Investments held in ACP 2022 Marvel Blocker LLC
(6)  Investments held in AlpInvest CAPM Holdings, LLC
(7)  Investments held in Alp Aurorium RIC Blocker, LLC
(8)  Investments held in Alp CHG RIC Blocker, LLC
(9)  Investments held in Alp EDP RIC Blocker, LLC
(10)  Investments held in Alp Highline RIC Blocker, LLC
(11)  Investments held in Alp Kenco RIC Blocker, LLC
(12)  Investments held in Alp Lawley RIC Blocker, LLC
(13)  Investments held in Alp Monogram RIC Blocker, LLC
(14)  Investments held in Alp Plaskolite RIC Blocker, LLC
(15)  Investments held in Alp Sugar RIC Blocker, LLC
(16)  Investments held in Alp Valicor RIC Blocker, LLC
(17)  Investment does not issue shares.
(18)  Non-income producing security.
(19)  Investment has a negative fair value due to unrealized loss.
(20)  Private Equity Investments are generally issued in private placement transactions and as such are generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026, was
$4,026,730,529, or 91.6% of net assets.
(21)  The Fair Value of the Primary Investments and Secondary Investments is determined using the net asset value of the respective underlying funds as a practical expedient in accordance with ASC Topic 820,
Fair Value Measurement. Please see Notes to Consolidated Financial Statements for further details regarding the valuation policy of the Fund.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2026

SUMMARY OF INVESTMENTS BY STRATEGY (AS A PERCENTAGE OF TOTAL INVESTMENTS)
Private Credit Investments	1.20%
Direct Investments	36.90%
Primary Investments	5.00%
Secondary Investments	56.90%
Total Investments	100.00%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

ASSETS:	March 31, 2026
Investments, at fair value (cost $3,397,454,771)	$4,073,866,077
Cash and cash equivalents	436,525,100
Cash denominated in foreign currency (cost $6,821,660)	6,780,207
Deferred purchase price - interest	2,773,827
Interest receivable	2,500,837
Deferred financing cost	657,808
Deferred offering cost	443,983
Prepaid expenses and other assets	148,045
Other receivables	284,175
Total assets	$4,523,980,059

LIABILITIES:
Payable for investments purchased	$83,582,428
Tenders payable	17,536,229
Incentive fee payable	5,371,633
Deferred tax liability	16,807,793
Management fee payable	4,598,654
Accrued line of credit interest and commitment fee payable	10,694
Professional fees payable	193,272
Legal fees payable	51,184
Fund accounting and administration fees payable	441,127
Audit fees payable	250,000
Due to investment adviser	275,140
Accrued trustees' fees payable	31,687
Other payables and accrued expenses	841,753
Total liabilities	$129,991,594
Commitment and Contingencies (See Note 11)
Net Assets Attributable to Common Shareholders	$4,393,988,465

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$3,785,733,617
Total distributable earnings	608,254,848
Net Assets Attributable to Common Shareholders	$4,393,988,465

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

NET ASSET VALUE PER SHARE
Class I
Net Assets	$3,270,637,771
Shares of Beneficial Interest	203,261,222
Net Asset Value per share of Beneficial Interest	$16.09

NET ASSET VALUE PER SHARE
Class A
Net Assets	$931,478,773
Shares of Beneficial Interest	58,750,374
Net Asset Value per share of Beneficial Interest	$15.85

NET ASSET VALUE PER SHARE
Class W
Net Assets	$191,861,213
Shares of Beneficial Interest	12,129,240
Net Asset Value per share of Beneficial Interest	$15.82

NET ASSET VALUE PER SHARE
Class X
Net Assets	$10,708
Shares of Beneficial Interest	674
Net Asset Value per share of Beneficial Interest	$15.88
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF OPERATIONS

INVESTMENT INCOME:	For the year ended March 31, 2026
Interest income	$24,060,101
Dividend income	2,294,119
Total Investment Income	$26,354,220

EXPENSES:
Incentive fees	$37,773,201
Management fees	41,162,999
Interest expense and fees on credit facility	3,502,431
Professional fees	968,534
Fund accounting and administration fees	2,126,739
Legal fees	1,046,196
Transfer agent fees	411,812
Distribution fees	3,846,963
Insurance expense	292,842
Amortization of debt financing costs	665,577
Audit fees	474,321
Trustees' fees and expenses	240,000
Offering costs	394,338
Printing expense	348,563
Custodian fees	261,730
Tax advisory expense	750,000
Other expenses	1,625,368
Interest Expense	1,984,712
Total Expenses before waiver	$97,876,326
Less fees reimbursed by Investment Adviser	—
Total Expenses	97,876,326
Net Investment Loss	$(71,522,106)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on investments and foreign currency	$48,882,819
Net change in unrealized appreciation on investments and foreign currency	385,333,420
Net Realized and Unrealized Gain on Investments and Foreign Currency before taxes	434,216,239
Net change in deferred income tax expense	(9,742,112)
Net Realized and Unrealized Gain on Investments and Foreign Currency after taxes	424,474,127

Net Increase in Net Assets Attributable to Common Shares from Operations	$352,952,021
See accompanying Notes to the Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2026	Year Ended March 31, 2025
FROM OPERATIONS:
Net investment loss	$(71,522,106)	$(30,983,428)
Net realized gain on investments and foreign currency	48,882,819	8,242,851
Net change in unrealized appreciation on investments and foreign currency	385,333,420	243,322,841
Net change in deferred income tax asset/(liability)	(9,742,112)	(5,617,747)
Net Increase in Net Assets Attributable to Common Shares from Operations	$352,952,021	$214,964,517

DISTRIBUTABLE EARNINGS:
Class I	$(18,135,382)	$(2,006,988)
Class A	(4,698,525)	(243,012)
Class W	(767,824)	—
Class X	(68)	—
Total Distributions from Distributable Earnings	$(23,601,800)	$(2,250,000)

CAPITAL SHARE TRANSACTIONS:
Class I
Proceeds from shares sold	$1,579,534,057	$988,472,223
Class I shares exchanged for Class W shares	—	(10,000)
Class I shares exchanged for Class A shares	458,994	318,117
Class I shares exchanged for Class X shares	(10,000)	—
Reinvestment of distributions	17,007,803	1,731,174
Repurchase of shares	(167,970,679)	(32,955,388)
Redemption fees	45,017	4,348
Class A
Proceeds from shares sold	$597,723,565	$270,293,829
Class A shares exchanged for Class I shares	(458,994)	(318,117)
Class A shares exchanged for Class W shares	(17,397,819)	—
Reinvestment of distributions	4,662,735	243,009
Repurchase of shares	(4,956,083)	(57,121)
Redemption fees	14,570	1,142
Class W
Proceeds from shares sold	$167,828,009	$10,000
Class W shares exchanged for Class A shares	17,397,819	—
Reinvestment of distributions	687,836	—
Repurchase of shares	(362,783)	—
Redemption fees	7,262	—
Class X
Class X shares received for Class I shares	$10,000	—
Net Increase from Capital Share Transactions	2,194,221,309	1,227,733,216
Net Increase in Net Assets Attributable to Common Shares	$2,523,571,530	$1,440,447,733

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Beginning of period	$1,870,416,935	$429,969,202

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

End of period	$4,393,988,465	$1,870,416,935

SHARE ACTIVITY
Class I
Shares sold	103,778,386	75,218,495
Shares tendered	(10,844,614)	(2,305,395)
Shares reinvested	1,090,244	130,753
Class I shares exchanged for Class W shares	—	(716)
Class I shares exchanged for Class A shares	29,239	—
Class I shares exchanged for Class X shares	(674)	—
Class A
Shares sold	39,487,361	20,384,805
Shares tendered	(314,831)	(3,992)
Shares reinvested	302,969	18,508
Class A shares exchanged for Class I shares	(29,626)	(23,938)
Class A shares exchanged for Class W shares	(1,071,074)	—
Class W
Shares sold	11,033,985	—
Shares tendered	(23,271)	—
Class W shares exchanged for Class A shares	1,073,051	—
Class W shares exchanged for Class I shares	—	723
Class X
Class X shares exchanged for Class I shares	674	—
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

CASH FLOWS FROM OPERATING ACTIVITIES:	For the year ended March 31, 2026
Net increase in net assets resulting from operations	$352,952,021
Adjustments to reconcile net increase in net assets from operations to net cash Used in operating activities:
Cost of investments purchased and change in payable for investments purchased	(2,085,186,339)
Proceeds from sales of and distributions from investments and change in receivable for investments sold	103,263,813
Return of capital	128,125,793
Net premium amortization/(discount accretion)	(101,188)
Net realized gain on investments and foreign currency	(48,882,819)
Net change in unrealized appreciation on investments and foreign currency	(385,333,420)
(Increase)/Decrease in assets:
Interest receivable	(1,172,085)
Deferred offering cost	(257,111)
Deferred Purchase Price - Interest	(2,773,827)
Other receivables	(279,449)
Deferred tax asset	(657,808)
Prepaid expenses and other assets	66,975
Increase/(Decrease) in liabilities:
Deferred tax liability	9,742,112
Incentive fee payable	(5,663,391)
Management fee payable	892,825
Tenders payable	(9,282,038)
Legal fees payable	(154,395)
Professional fees payable	(93,315)
Audit fees payable	121,000
Due to Investment Adviser	169,595
Financing cost payable	(23,861)
Accrued trustees' fees payable	4,638
Fund accounting and administration fees payable	240,306
Accrued line of credit interest and commitment fee payable	(614,931)
Other payables and accrued expenses	440,411
Net Cash Used in Operating Activities	$(1,944,456,488)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	$2,345,085,631
Distributions	(23,601,800)
Distributions reinvested	22,358,374
Cost of shares redeemed	(173,289,545)
Redemptions fees	66,849
Amortization of financing costs	(665,577)
Net Cash Provided by Financing Activities	2,169,953,932
Net increase in cash and cash equivalents	225,497,444
Cash and cash equivalents, beginning balance	217,807,863
Cash and cash equivalents, ending balance	$443,305,307

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

Supplemental disclosure of cash flow information
Cash paid for interest on borrowings	$—
Reinvestment of dividends and distributions	22,358,374

Reconciliation of cash, cash equivalents and foreign currency, ending balance:
Cash and cash equivalents	$436,525,100
Cash denominated in foreign currencies	6,780,207
Total cash, cash equivalents and foreign currency, ending balance	$443,305,307
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS I	Year Ended March 31, 2026	Year Ended March 31, 2025	Year Ended March 31, 2024	Period ended March 31, 2023 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$14.46	$11.90	$10.28	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.32)	(0.36)	(0.35)	(0.10)
Net realized and unrealized gain on investments and foreign currency	2.05	2.95	1.99	0.38
Total Income from Investment Operations	1.73	2.59	1.64	0.28

Dividends to shareholders	(0.10)	(0.03)	(0.02)	—
Total Dividends and/or distributions to shareholders:	(0.10)	(0.03)	(0.02)	—
Net asset value per common share - end of period	$16.09	$14.46	$11.90	$10.28

Total Return (c)	11.99%	21.74%	15.93%	2.83%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$3,270,638	$1,578,809	$429,959	$189,489
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	2.85%	4.13%	4.43%	3.73%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	2.85%	4.13%	4.43%	2.51%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(0.98)%	(0.66)%	(1.66)%	(1.64)%
Interest and fees from borrowings (e)	—%	—%	0.18%	—%
Portfolio turnover rate (f)	1.91%	2.69%	3.30%	0.38%
(a)  Calculated using average common shares outstanding.
(b)  Net investment loss ratio is annualized and calculated excluding Incentive Fees for the years ended March 31, 2026, March 31, 2025
March 31, 2024 and period ended March 31, 2023. Net investment loss ratio is annualized except for organizational fees, which are one time expenses, and calculated excluding Incentive Fees for the period ended March 31, 2023.  If Incentive Fees were included, the ratios would have been lowered by 1.10% , 2.21%, 1.45%, and 0.31% for the years ended March 31, 2026, March 31, 2025, March 31, 2024  and  period ended  March 31, 2023, respectively. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized, except for organizational fees which are one time expenses, and Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratios would have decreased by 1.10%,  2.21%, 1.45% and 0.31%  for the years ended  March 31, 2026, March 31, 2025, March 31, 2024 and period ended  March 31, 2023, respectively. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  The Fund commenced operations on January 3, 2023.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS A	Year Ended March 31, 2026	Year Ended March 31, 2025	Period ended March 31, 2024 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$14.31	$11.85	$11.56
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.37)	(0.64)	(0.23)
Net realized and unrealized gain on investments and foreign currency	2.01	3.13	0.54
Total Income from Investment Operations	1.64	2.49	0.31

Dividends to shareholders	(0.10)	(0.03)	(0.02)
Total Dividends and/or distributions to shareholders:	(0.10)	(0.03)	(0.02)
Net asset value per common share - end of period	$15.85	$14.31	$11.85

Total Return (c)	11.48%	20.99%	2.68%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$931,479	$291,598	$10
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	3.26%	7.30%	4.73%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	3.26%	7.30%	4.73%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(1.12)%	(1.16)%	(2.12)%
Interest and fees from borrowings (e)	—%	—%	0.11%
Portfolio turnover rate (f)	1.91%	2.69%	3.30%
(a)  Calculated using average common shares outstanding.
(b)  Net investment gain (loss) ratio is annualized and calculated excluding Incentive Fees for the years ended March 31, 2026, March 31, 2025 and period ended March 31, 2024. If Incentive Fees were included, the ratio would have been lowered by 1.26%, 3.91% and 0.92% for the years ended March 31, 2026, March 31, 2025 and period ended March 31, 2024, respectively. Recognition of net investment income by the
Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 1.26%, 3.91% and 0.92% for the years ended March 31, 2026, March 31, 2025 and period ended March 31,
2024, respectively. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  For the period October 2, 2023 (inception of offering) through March 31, 2024.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS W	Year Ended March 31, 2026	Period ended March 31, 2025 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$14.31	$13.83
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.56)	(0.24)
Net realized and unrealized gain on investments and foreign currency	2.17	0.72
Total Income from Investment Operations	1.61	0.48

Dividends to shareholders	(0.10)	—
Total Dividends and/or distributions to shareholders:	(0.10)	—
Net asset value per common share - end of period	$15.82	$14.31

Total Return (c)	11.27%	3.47%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$191,861	$10
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	4.89%	15.48%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	4.89%	15.48%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(1.69)%	(4.86)%
Interest and fees from borrowings (e)	—%	—%
Portfolio turnover rate (f)	1.91%	2.69%
(a)  Calculated using average common shares outstanding.
(b)  Net investment gain (loss) ratio is annualized and calculated excluding Incentive Fees for the year ended March 31, 2026 and the period ended  March 31, 2025. If Incentive Fees were included, the ratio would have been lowered by 1.89% and 1.30%, respectively, for the year ended March 31, 2026 and the period ended  March 31, 2025. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 1.89% and 1.30%, respectively, for the year ended March 31, 2026 and the period ended  March 31, 2025.
Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  For the period March 1, 2025 (inception of offering) through March 31, 2025.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS X	Period ended March 31, 2026 (g)
PER SHARE OF BENEFICIAL INTEREST OPERATING PERFORMANCE
Net asset value, beginning of period	$14.83
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment loss (a)	(0.26)
Net realized and unrealized gain on investments and foreign currency	1.41
Total Income from Investment Operations	1.15

Dividends to shareholders	(0.10)
Total Dividends and/or distributions to shareholders:	(0.10)
Net asset value per common share - end of period	$15.88

Total Return (c)	7.78%

Ratios/Supplemental Data
Net assets attributable to common shares, end of period (000s)	$11
Ratio of expenses to average net assets attributable to common shares, excluding fee waiver (d)	2.74%
Ratio of expenses to average net assets attributable to common shares, including fee waiver (d)	2.74%
Ratio of net investment gain (loss) to average net assets attributable to common shares (b)	(1.92)%
Interest and fees from borrowings (e)	—%
Portfolio turnover rate (f)	1.91%
(a)  Calculated using average common shares outstanding.
(b)  Net investment gain (loss) ratio is annualized and calculated excluding Incentive Fees for the period ended March 31, 2026. If Incentive Fees were included, the ratio would have been lowered by 0.88% for the period ended March 31, 2026. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests. Ratios do not include net investment income of the funds in which the Fund invests.
(c)  Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the
Fund's dividend reinvestment plan. Total investment return does not reflect sales load or brokerage commissions, if any, and is not annualized.
(d)  Expense ratios have been annualized except for Incentive Fees which are not annualized. If Incentive Fees had been excluded, the expense ratio would have decreased by 0.88% for the period ended March 31, 2026. Expenses do not include expenses from underlying funds in which the Fund is invested.
(e)  Interest and fees from borrowings is calculated based on the average net assets for the period.
(f)  Percentage represents the results for the period and is not annualized.
(g)  For the period July 3, 2025 (inception of offering) through March 31, 2026.
See accompanying Notes to Consolidated Financial Statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. ORGANIZATION
Carlyle AlpInvest Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on December 7, 2021.
The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund commenced operations on January 3, 2023 ("Commencement of Operations").
The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Fund’s investment program and its management and operations. AlpInvest Private Equity Investment Management, LLC serves as the Fund’s investment adviser (“AlpInvest”). AlpInvest oversees the management of the Fund’s day-to-day activities including structuring, governance, distribution, reporting and oversight. AlpInvest entered into a sub-advisory agreement with Carlyle Global
Credit Investment Management L.L.C., who serves as the Fund’s sub-adviser (“Sub-Adviser” and together with
AlpInvest, the “Advisers”) and is responsible for managing the portion of the Fund’s assets allocated to liquid fixed-
income investments, such as broadly syndicated loans. Each Adviser is registered as an investment adviser with the
Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Each
Adviser is also an indirect, wholly-owned subsidiary of The Carlyle Group Inc.
The Fund's investment objective is to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of private markets investments (“Private Markets Investments”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in Private
Markets Investments. Private Markets Investments include, without limitation:
•as part of the Fund's “Direct Investments” strategy, direct investments in individual portfolio companies alongside third party private equity funds (“Underlying Funds”);
•as part of the Fund’s “Secondary Investments” strategy, secondary purchases of interests in Underlying Funds and portfolio companies. As part of the Adviser’s Secondary Investments strategy, the Adviser may selectively pursue various types of strategic portfolio financing investments that involve the structured injection of capital into existing funds, portfolios of direct assets, general partner-owned management companies or portfolios of
LP interests;
•as part of the Fund’s “Primary Investments” strategy, direct subscriptions for interests in Underlying Funds;
and
•investments in privately placed bank loans and other debt instruments and loans to private companies.
As part of its principal investment strategies, the Fund invests in underlying funds and portfolio companies organized both within and outside of the United States. The Fund invests in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation – The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards
Codification (“ASC”) Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated. The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiaries ("Subsidiaries"). The following is a summary of significant accounting policies used in preparing the consolidated financial statements.
Consolidation of a Subsidiary – The Fund may make investments through its Subsidiaries. Such Subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies.
The consolidated financial statements of the Fund include AlpInvest CAPM Holdings, LLC, AlpInvest Seed Fund GP,
LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., ACP 2022 Marvel Blocker LLC, Alp
Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC Blocker, LLC, Alp Highline RIC Blocker,
LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp Monogram RIC Blocker, LLC, Alp Plaskolite
RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC Blocker, LLC, all wholly-owned subsidiaries of the Fund.
Use of Estimates – The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. The Fund believes that these estimates utilized in preparing the consolidated financial statements are reasonable and prudent; however, actual results could differ from these estimates.
Income Taxes – The Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the
Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. See Note 9 for additional information.
In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in
Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s consolidated financial statements as of March 31, 2026.
The Fund’s tax year is the 12-month period ending September 30 and the Fund’s income and federal excise tax returns and all financial records supporting returns will be subject to examination by the federal and Delaware revenue authorities.
ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC
Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp
Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC
Blocker, LLC are treated as corporations for U.S. federal income tax purposes. U.S. corporations are subject to U.S.
federal income tax on their worldwide income and state tax rates will vary by state, if any. ACP 2022 Marvel Blocker,
LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC Blocker, LLC, Alp Highline RIC
Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp Monogram RIC Blocker, LLC, Alp
Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC Blocker, LLC file federal, state and local tax returns as required.
With respect to ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp
EDP RIC Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker,
LLC, Alp Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp
Valicor RIC Blocker, LLC, income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statement of Operations in the period that includes the enactment date.
Management has reviewed the Fund’s tax positions for the prior three open tax years and has concluded that as of
March 31, 2026, the Fund has a deferred tax liability of $16,807,793 which is included in the consolidated financial statements. At March 31, 2026, the Fund did not have a deferred tax asset.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Cash and Cash Equivalents – Cash and cash equivalents consist of monies held in a non-interest bearing account at
UMB Bank, N.A, who serves as the Fund’s custodian, and money market funds. Such cash, at times, may exceed federally insured limits. The money market funds invest primarily in government issued securities and other short-term, highly liquid instruments. As of March 31, 2026, the Fund had cash equivalents of $436,525,100 (cost of $436,525,100 representing 436,525,100 shares) in money market funds held with UMB Bank, N.A. Institutional Banking Money
Market II. Cash equivalents are classified as Level 1 assets. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash and cash equivalents held by the Fund.
Valuation – Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with the policies and procedures approved by and under the oversight of the Board. Pursuant to these policies and procedures, AlpInvest, as the Fund's investment adviser, serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to all of the
Fund’s investments, subject to the Board’s oversight.
The Fund values its Private Markets Investments at fair value consistent with the principles of ASC Topic 820, Fair
Value Measurements (“ASC 820”). For liquid investments that are publicly traded or for which market quotations are available, including broadly syndicated term loans, valuations are generally based on the closing sales prices as of the valuation date. See Note 3 for additional information.
Investment Income – The Fund’s primary sources of income are investment income and gains recognized upon distributions from portfolio investments and unrealized appreciation in the fair value of its portfolio investments. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Private Markets Investment. The Fund seeks to record income earned from its investments in underlying funds in a manner that most closely follows the character of income as reported by those underlying funds. The change in unrealized appreciation on investments within the Consolidated
Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses, and the undistributed net investment income or loss on investments for the relevant period.
Interest income, including amortization of premium or discount using the effective interest method, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or the date the Fund becomes aware of the dividend.
Other income from portfolio investments, which represents operating income from investment partnerships or other flow through entities received by the Fund, is recorded on the date received.
Fund Expenses – The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all fees and expenses of Private Markets Investments in which the Fund invests, management fees, fees and expenses associated with the credit facility, legal fees, administrator fees, audit and tax preparation fees, custodial fees, transfer agency fees, registration expenses, expenses of the Board and other administrative expenses. Certain of these operating expenses are subject to an expense limitation agreement (the “Expense Limitation Agreement” as further discussed in Note 4). Expenses are recorded on an accrual basis. Closing costs associated with the purchase of Primary,
Secondary, Direct and Private Credit Investments are included in the cost of the investment.
Transfer Agent and Custodian Expenses - SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”)
serves as the Fund’s transfer agent. Under the Services Agreement with the Fund, the Transfer Agent is responsible for maintaining all shareholder records of the Fund. The Transfer Agent is a wholly-owned subsidiary of SS&C
Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.
UMB Bank, N.A. (“UMB'’) serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.
Shareholders’ Allocation – The Fund currently offers Class A, Class I, Class W and Class X shares (See Note 7).
Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Dividends and Distributions – Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date.
Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of
Operations.
Deferred Costs Relating to Purchases of Secondary Investment Funds – Deferred costs associated with the acquisition of Secondary Investment Funds are amortized monthly over the deferral period until the payment due date. On the due date, the payment value corresponds to the notional amount owed to the respective counterparty.
Segment Reporting – The Fund has adopted FASB ASU 2023-07, Segment Reporting (Topic 280) - Improvements to
Reportable Segment Disclosures, which requires incremental disclosures relating to a public entity's reportable segments.  The Fund operates through a single operating and reporting segment with an investment objective to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of Private
Markets Investments. The chief operating decision maker (“CODM”) is the Fund’s President. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net
Increase in Net Assets Resulting Attributable to Common Shares from Operations (“Net Income”), as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and
Liabilities as Total Assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
Recent Accounting Pronouncements – In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic
820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in this update clarify the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual sale restrictions and introduce new disclosure requirements related to such equity securities. The amendments are effective for fiscal years beginning after December 15, 2023, with early adoption permitted. The adoption of the guidance did not have a material impact to the Fund’s consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures.
The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. The adoption of the guidance did not have an impact to the Fund’s consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC
820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity.
ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:
The three-tier hierarchy of inputs is summarized below:
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to assess at the measurement date.
Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.
Level 3 — Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended March 31, 2026, there were transfers of $18,674,160 out of Level 3.
Underlying Funds – Investments in Underlying Funds are recorded at fair value, using the Underlying Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.
Investments in Underlying Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of Underlying Funds that the Fund may make investments in include
Primary and Secondary Investments. Primary Investments are investments in newly established private equity funds.
Secondary Investments are investments in existing private equity funds that are acquired in privately negotiated transactions.
The fair value relating to certain underlying investments of these Underlying Funds, for which there is no public market, has been estimated by the respective Underlying Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.
AlpInvest will adjust the fair value provided by the Underlying Funds’ management for subsequent cash flows received from or distributed to the Underlying Funds and for any changes in the market prices of public securities held by the
Underlying Funds and may also apply a market adjustment to reflect the estimated change in the fair value of the
Underlying Funds non-public investments from the date of the most recent net asset value provided by the Underlying
Funds' management.
Direct Investments – The Fund may also make Direct Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.
AlpInvest determines comparable public companies based on industry, size, developmental stage, strategy, etc., and then calculates a trading multiple for each comparable company identified by dividing the enterprise value of the comparable company by its earnings before interest, taxes, depreciation and amortization (EBITDA). The trading multiple may then be discounted for considerations such as differences between the comparable companies and the subject company based on company specific facts and circumstances. The combined multiple is then applied to the subject company to calculate the value of the subject company.
Broadly Syndicated Loans – The Fund may also make investments in broadly syndicated loans. The broadly syndicated loans are fair valued using pricing services and broker quotes. Pricing for the broadly syndicated loans is provided by the Sub-Adviser who obtains marks from Markit, a third-party pricing service. The Sub-Adviser checks the valuations and determines if price overrides or challenges are needed before final pricing is provided to the Adviser. Accordingly,

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
the inputs used to measure fair value may fall into different levels of the fair value hierarchy. As of March 31, 2026, there were no broadly syndicated loans held by the fund.
The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2026:

Investments	Level 1	Level 2	Level 3	Total
Cash Equivalents	436,525,100	—	—	436,525,100
Direct Investments	9,435,568	—	1,492,108,453	1,501,544,021
Private Credit Investments	—	—	47,135,548	47,135,548
Total	$445,960,668	$—	$1,539,244,001	$1,985,204,669
The Fund held Primary Investments and Secondary Investments with a fair value of $2,525,186,508, which are excluded from the fair value hierarchy as of March 31, 2026, in accordance with Subtopic 820-10 as investments in
Underlying Funds valued at net asset value, as a “practical expedient'’ are not required to be included in the fair value hierarchy.
The following table shows a reconciliation of Level 3 investments during the period.

	Direct Investments	Private Credit Investments
Balance as of March 31, 2025	$570,170,020	$—
Transfers into Level 3	—	—
Purchases	801,008,828	44,025,046
Distributions	—	—
Net Realized Gains (Losses)	—	—
Net Change in Unrealized Appreciation (Depreciation)	120,929,606	3,110,502
Transfers out of Level 3	(18,674,160)	—
Balance	$1,492,108,453	$47,135,548
Net Change in Unrealized Appreciation/(Depreciation) on investments held at March 31, 2026	$120,929,606	$3,110,502
A listing of Private Markets Investment types held by the Fund which use unobservable inputs in deriving their valuation, along with related attributes, as of March 31, 2026, are shown in the below table:

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Reporting Security Type	Valuation Techniques	Significant Unobservable Inputs	Fair Value as of March 31, 2026	Single Input or Range (Weighted Average by Fair Value)	Impact to Valuation from an Increase in Input (2)
Common Stocks	Recent Transaction	Recent Transaction	$138,236,299	n/a	n/a
Common Stocks	Comparable Company Multiple	Forward EBITDA Multiple	31,223,036	7.27x - 19.88x (14.88x)	Increase
Common Stocks	Comparable Company Multiple	Forward Revenue Multiple	14,727,314	4.3x - 7.14x (5.72x)	Increase
Common Stocks	Comparable Company Multiple	LTM EBITA Multiple	12,295,964	14.88x - 20.12x (17.5x)	Increase
Common Stocks	Comparable Company Multiple	LTM EBITDA Multiple	890,296,687	4.37x - 34.27x (14.52x)	Increase
Common Stocks	Comparable Company Multiple	LTM Revenue Multiple	14,382,447	3.86x - 10.5x (7.18x)	Increase
Common Stocks	Comparable Company Multiple	LTM Gross Profit Multiple	45,710,000	1.3x - 1.3x (1.3x)	Increase
Common Stocks	Comparable Company Multiple	LTM EBITDA Multiple Precedent Transactions Multiple	17,440,589	21.3x - 21.3x (21.3x) 23.7x - 23.7x (23.7x)	Increase
Preferred Stocks	Recent Transaction	Recent Transaction	87,187,080	n/a	n/a
Preferred Stocks	Comparable Company Multiple	Forward EBITDA Multiple	11,150,204	18.12x - 18.12x (18.12x)	Increase
Preferred Stocks	Comparable Company Multiple	Forward Revenue Multiple	19,973,671	9.54x - 9.54x (9.54x)	Increase
Preferred Stocks	Comparable Company Multiple	LTM EBITDA Multiple	65,898,603	5.96x - 32.85x (13.67x)	Increase
Preferred Stocks	Comparable Company Multiple	LTM Revenue Multiple	15,732,624	3.86x - 7.17x (5.52x)	Increase
Preferred Stocks	Comparable Company Multiple	LTM EBITDA Multiple Precedent Transactions Multiple	60,270,316	9.7x - 18.7x (14.1x) 11.7x - 25.4x (18.98x)	Increase
Convertible Preferred Stocks	Comparable Company Multiple	Forward Revenue Multiple	9,772,176	11.9x - 11.9x (11.9x)	Increase
Convertible Preferred Stocks	Comparable Company Multiple	LTM EBITDA Multiple	8,224,590	11.39x - 11.39x (11.39x)	Increase
Shareholder Loan	Comparable Company Multiple	Forward EBITDA Multiple	3,462,108	18.12x - 18.12x (18.12x)	Increase
Shareholder Loan	Comparable Company Multiple	LTM EBITA Multiple	28,052,103	14.88x - 14.88x (14.88x)	Increase
Warrants	Comparable Company Multiple	Forward Revenue Multiple	2,922,660	11.9x - 11.9x (11.9x)	Increase
Warrants	Comparable Company Multiple	LTM EBITDA Multiple	8,513,284	9.46x - 9.46x (9.46x)	Increase
Bonds	Recent Transaction	Recent Transaction	6,636,696	n/a	n/a
Preferred Equity	Discounted Cash Flow	Indicative Quotes	24,523,431	79.05x - 174.9x (105.04x)	Increase
First Lien	Discounted Cash Flow	Indicative Quotes	14,600,884	86.5x - 100x (97.99x)	Increase
Second Lien	Discounted Cash Flow	Indicative Quotes	8,011,233	89.53x - 94.69x (90.58x)	Increase
Total Level 3 Investments			$1,539,244,001
(1)The investments were acquired shortly before period end. AlpInvest assessed and considered cost to be the best estimate of fair value.
(2)This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input.
4. RELATED PARTY TRANSACTIONS
The Fund entered into an investment management agreement with AlpInvest (the “Investment Management
Agreement”), the Fund’s investment adviser. The Adviser entered into a sub-advisory agreement with the Sub-Adviser.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a monthly management fee equal to 1.25% on an annualized basis of the Fund’s net asset value (including assets held in a Subsidiary) as of the last day of the month (the “Management Fee”). For purposes of determining the Management Fee payable to the
Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Management Fee and the Incentive Fee (as defined below) payable to the Adviser for that month. The
Management Fee is payable in arrears within 30 business days after the end of the month. The Fund bears all other costs and expenses of its operations and transactions as set forth in the Investment Management Agreement. For the year ended March 31, 2026, the Fund incurred Management Fees of $41,162,999.
At the end of each calendar quarter of the Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account
(as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period.
The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the
Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any Shares of such Class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRP) exceeds (ii) the sum of (X) the net asset value of the
Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).
The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.
In addition to the fees and expenses to be paid by the Fund under the Investment Management Agreement, AlpInvest provides certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement between the Fund and AlpInvest (the “Administration Agreement”). The Fund reimburses the administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Fund pursuant to the terms of the
Administration Agreement. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party, and the Fund will reimburse the Administrator for any services performed for the Fund by such affiliate or third party. The Administrator has hired ALPS Fund Services, Inc. to serve as sub-administrator to assist in the provision of administrative services.
The sub-administrator receives compensation for its provision of sub-administrative services under a sub-administration agreement; such compensation is paid directly or indirectly by the Fund. For the year ended March 31, 2026, the Fund incurred fund accounting and administration fees of $2,126,739.
The Adviser and the Fund have entered into an Amended and Restated Expense Limitation Agreement in respect of each of Class A Shares, Class I Shares, Class W Shares and Class X Shares under which the Adviser has agreed contractually through July 31, 2026 to waive its Management Fee as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, expenses of legal and other adviser brokerage costs, acquired fund fees and

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.25% of the month-end net asset value of such applicable class of shares of the Fund (the “2026 Expense Cap”)
(the “Amended and Restated Expense Limitation Agreement”). The Adviser and the Fund previously entered into an
Expense Limitation Agreement in respect of each of Class A Shares, Class I Shares and Class W Shares under which the Adviser has agreed contractually through July 31, 2024 to waive its Management Fee and/or reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis
(excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, acquired fund fees and expenses, the Fund’s proportionate share of expenses related to direct investments, litigation and extraordinary expenses, (ii) Incentive Fees and (iii) any distribution fees) in respect of the relevant month exceed 3.00% of the month-end net asset value of such Class.
The Fund has agreed to repay the Adviser in the amount of any waived Management Fees and Fund expenses reimbursed in respect of each of Class A Shares, Class I Shares, Class W Shares and Class X Shares subject to the limitation that a reimbursement (an “Adviser Recoupment”) will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser;
and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the
Expense Cap of such Class. The Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed any Expense Cap in place either (i) at the time of the waiver or (ii) at the time of recoupment. The
Adviser Recoupment will survive the termination of the Amended and Restated Expense Limitation Agreement. For the
year ended March 31, 2026, the Adviser did not reimburse fees subject to recoupment.
The Adviser has paid certain expenses on behalf of the Fund, including offering costs, organizational expenses, and other expenses. As of March 31, 2026, the Fund has recorded $275,140 as due to the Adviser in the accompanying
Consolidated Statement of Assets and Liabilities.
TCG Capital Markets L.L.C. (the “Distributor”) serves as the Fund’s principal underwriter and acts as the distributor of the Shares on a best efforts basis, subject to various conditions. The Shares are offered for sale through the Distributor at net asset value plus any applicable sales load. The Distributor also may enter into broker-dealer selling agreements with other broker-dealers for the sale and distribution of the Shares.
Related parties owned approximately 1% of the Fund's total outstanding shares as of March 31, 2026. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
The Fund commenced quarterly repurchase offers for valuation dates December 31, 2024, March 31, 2025, June 30,
2025, and December 31, 2025. In connection with the repurchase offers, an affiliate of the Fund, CG Subsidiary
Holdings LLC, redeemed 377,074 Class I shares, 1,800,000 Class I shares, 2,111,189 Class I shares, and 2,243,589
Class I shares, respectively, for total considerations of $4,992,459, $25,578,000, $31,667,835, and $35,605,757
respectively. These transactions were effected at the NAV price on the Repurchase Pricing Dates, as defined by the quarterly repurchase offers.
5. REVOLVING CREDIT FACILITY
The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank
PLC (the “Lender”) that can be increased with the consent of the Lender with at least 12 business days’ prior notice.
The Credit Facility currently permits borrowings up to $350 million and has a scheduled availability period end date that extends by one day each day unless either the Lender has delivered written notice to not extend at which point the commitment terminates 270 days following date of such notice or the Fund has delivered written notice to not extend at which point the commitment terminates 60 days following date of such notice. The final maturity date of the Credit
Facility is March 9, 2028. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Markets Investments. The
Credit Facility has an interest rate equal to the SOFR plus a 2.90% applicable margin, plus a 0.10% term SOFR credit spread adjustment, per annum and a commitment fee of 1.10% per annum on the average daily unused balance. The
Fund’s borrowing capacity is subject to the ability of the lender to fulfill its respective obligations under the Credit

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Facility. As of March 31, 2026, there were no borrowings outstanding. For the year ended March 31, 2026, there were no borrowings and no repayments under the Credit Facility. For the year ended March 31, 2026, expenses charged to the Fund related to the Credit Facility were $3,502,431.
Deferred financing costs include capitalized expenses related to the closing or amendments of the Credit Facility.
Amortization of deferred financing costs for the Credit Facility is computed on the straight-line basis over its term. The
Fund paid and capitalized $450,000, $164,583 and $700,000 of deferred financing costs during the renewals and upsize of the Credit Facility on March 8, 2025, July 15, 2025 and March 8, 2026, respectively. For the year ended March 31,
2026, amortization of $665,577 is included in the accompanying Consolidated Statement of Operations. As of
March 31, 2026, there are $0 of accrued financing costs in the accompanying Consolidated Statement of Assets and
Liabilities.
6. OFFERING COSTS
Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12-month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial and supplemental registration statement and updates to the registration statement.
These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in
Note 4. As of March 31, 2026, there are $443,983 of deferred offering costs in the accompanying Consolidated
Statement of Assets and Liabilities.
7. CAPITAL SHARE TRANSACTIONS
The Fund offers four separate classes of common shares of beneficial interest (“Shares”) designated as Class A (“Class
A Shares”), Class I (“Class I Shares”), Class W (“Class W Shares”) and Class X (“Class X Shares”). All classes of
Shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has received an exemptive order from the SEC with respect to the Fund’s multi-class structure.
The purchase price of the Shares at the Commencement of Operations was $10.00 per Share. Thereafter, the purchase price per Shares was based on the net asset value (“NAV”) per Share as of the date such Shares were purchased.
Fractions of Shares are issued to one one-thousandth of a Share. As of March 31, 2026 outstanding shares of Class A,
Class I, Class W and Class X were 203,261,222, 58,750,374, 12,129,240, and 674 respectively.

	For the Year Ended March 31, 2026
	Proceeds from Sales		Reinvestment of Distributions
	Shares	Dollar Amounts	Shares	Dollar Amounts
Carlyle AlpInvest Private Markets Fund - Class I	103,778,386	$1,579,534,057	1,090,244	$17,007,803
Carlyle AlpInvest Private Markets Fund - Class A	39,487,361	$597,723,565	302,969	$4,662,735
Carlyle AlpInvest Private Markets Fund - Class W	11,033,985	$167,828,009	44,752	$687,836
Increase in Shares and Net Assets	154,299,732	$2,345,085,631	1,437,965	$22,358,374
The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the
Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares, Class I Shares, and Class W Shares and $5 million with respect to Class X
Shares. The minimum additional investment in the Fund by any investor is $10,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.00% sales charge. Class A shares are subject to a 0.50% distribution fee through June 30, 2027, thereafter the distribution fee will increase to 0.75%. Class W Shares are sold at the public offering price, which is the net asset value of a Class W Share plus an initial maximum 2.00% sales charge. Class W shares are subject to a distribution fee of 0.75%.  Class X Shares are sold at the public offering price, which is the net

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
asset value of a Class X Share plus an initial maximum 3.00% sales charge. Class X shares are subject to a distribution fee of 0.25%. Class I Shares are not subject to any initial sales charge or a distribution fee. The Fund reserves the right to reject any subscription for shares.
No shareholder has the right to require the Fund to repurchase his, her or its shares. To provide a limited degree of liquidity to shareholders, at the sole discretion of the Adviser and subject to the Board’s approval, the Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. The Adviser expects that it will recommend to the Board (subject to its discretion) that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares.
During the year ended March 31, 2026, 10,844,614 Class I shares were tendered, 314,831 Class A shares were tendered,  23,271 Class W shares were tendered, and no Class X shares were tendered.
8. INVESTMENT TRANSACTIONS
For the year ended March 31, 2026, total purchases and total sales or paydowns from investments amounted to
$2,083,706,693 and $52,363,937, respectively.
9. FEDERAL AND OTHER TAX INFORMATION
The Fund intends to qualify annually as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-
term capital gains in excess of realized net long-term capital losses, if any. The Fund has adopted a tax-year end of
September 30. The Fund’s initial tax year was September 30, 2023. The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by
U.S. federal, state, local and foreign jurisdictions, where applicable.
For the tax year ended September 30, 2025, permanent differences between book and tax basis of $18,557,642 are attributable to certain non-deductible expenses for tax purposes and investments in partnerships. These reclassifications

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
have no effect on total NAV or NAV per Share. For the tax year ended September 30, 2025, the following amounts were reclassified:

Paid-in Capital	$(18,557,642)
Total distributable earnings (or loss)	18,557,642
The tax character of Subchapter M distributions for the tax years ended September 30, 2024 and September 30, 2025, were as follows:

	Ordinary Income	Long-Term Capital Gains
Tax year ended September 30, 2024	$—	$500,001
Tax year ended September 30, 2025	$—	$2,250,000
For the tax year ended September 30, 2025, the Fund’s tax components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income	$—
Accumulated capital gains (losses)	5,529,330
Unrealized appreciation (depreciation)	490,683,179
Late year loss deferrals	(51,008,689)
Total distributable earnings	$445,203,820
As of March 31, 2026, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:

Gross unrealized appreciation	$782,717,333
Gross unrealized depreciation	(91,569,308)
Net unrealized appreciation	$691,148,025
Tax costs of investments	$3,381,520,223
Consolidation of Subsidiary: The consolidated financial statements of the Fund include AlpInvest CAPM Holdings,
LLC, AlpInvest Seed Fund GP, LLC, AlpInvest Seed Fund Limited Partner, LLC, AlpInvest Seed Fund, L.P., ACP
2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC Blocker,
LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp Monogram
RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC Blocker,
LLC all, wholly-owned subsidiaries of the Fund. ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC,
Alp CHG RIC Blocker, LLC, Alp EDP RIC Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker,
LLC, Alp Lawley RIC Blocker, LLC, Alp Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar
RIC Blocker, LLC, and Alp Valicor RIC Blocker, LLC have the same investment objective as the Fund. ACP 2022
Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC Blocker, LLC,
Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp Monogram RIC
Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC Blocker, LLC are
taxed as corporations and used when the Fund has determined that owning certain investment funds within a domestic limited liability company structure would not be beneficial. As of March 31, 2026, the total value of investment held by the ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC
Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp
Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC
Blocker, LLC is $468,990,503, or approximately 10.6%, of the Fund’s net assets.
ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC
Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp
Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Blocker, LLC have elected to be treated as a C-corporation for federal and state income tax purposes and are required to account for their estimate of income taxes through the establishment of a deferred tax asset or liability. The Fund recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent
ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC
Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp
Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC
Blocker, LLC have a deferred tax asset, consideration is given to whether or not a valuation allowance is required
For the period ended March 31, 2026, ACP 2022 Marvel Blocker LLC, Alp Aurorium RIC Blocker, LLC, Alp CHG
RIC Blocker, LLC, Alp EDP RIC Blocker, LLC, Alp Highline RIC Blocker, LLC, Alp Kenco RIC Blocker, LLC, Alp
Lawley RIC Blocker, LLC, Alp Monogram RIC Blocker, LLC, Alp Plaskolite RIC Blocker, LLC, Alp Sugar RIC
Blocker, LLC, and Alp Valicor RIC Blocker, LLC recorded a $873,744 provision for income tax expense. For the period ended March 31, 2026, there is a change in the deferred portion of the income tax benefit/(expense) included in the Consolidated Statement of Operations of $(9,742,112). As of March 31, 2026, ACP 2022 Marvel Blocker LLC, Alp
Aurorium RIC Blocker, LLC, Alp CHG RIC Blocker, LLC, Alp EDP RIC Blocker, LLC, Alp Highline RIC Blocker,
LLC, Alp Kenco RIC Blocker, LLC, Alp Lawley RIC Blocker, LLC, Alp Monogram RIC Blocker, LLC, Alp Plaskolite
RIC Blocker, LLC, Alp Sugar RIC Blocker, LLC, and Alp Valicor RIC Blocker, LLC have a deferred tax liability of
$16,807,793 due to estimated future tax expense pertaining to unrealized gains and no deferred tax asset.
Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses as of March 31, 2026. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Fund did not incur any interest or penalties. The Fund’s tax return filed for the years ended September 30, 2023 and September 30, 2024, can be subject to examination by the Internal Revenue Service.
The March 31, 2026, book cost has been adjusted for book/tax basis differences. The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to investments in partnerships.
10. RISK FACTORS
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Before making an investment decision, a prospective shareholder should (i) consider the suitability of this investment with respect to the shareholder’s investment objectives and personal situation and (ii) consider factors such as the shareholder’s personal net worth, income, age, risk tolerance and liquidity needs.
Below is a summary of some of the principal risks of investing in the Fund. Shareholders should consider carefully the following principal risks before investing in the Fund:
Illiquidity of the Shares – Unlike many closed-end funds, the Shares will not be listed on any securities exchange.
Although the Adviser expects that it will recommend to the Board that the Fund offer to repurchase shares from shareholders on a quarterly basis in an amount expected to be approximately 5% of the Fund’s net asset value, no assurances can be given that the Fund will do so. Additionally, there is no guarantee that an investor will be able to sell all of the Shares in a repurchase offer that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.
Limited Operating History – The Fund is a diversified, closed-end investment company with a limited operating history. Therefore, its operating expenses may be significant and typically higher than expenses of similarly situated established funds.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Highly Competitive Market – The activity of identifying, completing and realizing upon attractive investments is highly competitive and involves a high degree of uncertainty. The Fund will be competing for investments with other private equity investors having similar investment objectives. It is possible that competition for appropriate investment opportunities may increase, thus reducing the number of investment opportunities available to the Fund and adversely affecting the terms upon which investments can be made.
Potential for Limited Investment Opportunities – There can be no assurance that the Fund will be able to identify, structure, complete and realize upon investments that satisfy its investment objective, or that it will be able to fully invest its offering proceeds.
Management Risk – The Adviser cannot provide any assurance that it will be able to choose, make or realize investments in any particular investment, asset or portfolio. There can be no assurance that investments effected through the Fund will be able to generate returns or that the returns will be commensurate with the risks of investing in the type of transactions described herein.
Direct Investments Risks – The market for Direct Investments may be very limited and the Direct Investments to which the Fund wishes to allocate capital may not be available at any given time. Direct Investments may be heavily negotiated and may incur additional transactions costs for the Fund. Direct Investments are more concentrated than investments in Underlying Funds, which hold multiple portfolio companies. There is a risk that a sponsor of an
Underlying Fund may choose not to make the most attractive Direct Investments available to the Fund and may instead reserve such investments for higher fee funds or its own accounts.
Secondary Investments Risks – The Fund may acquire Secondary Investments from existing investors in such
Secondary Investments, but also in certain cases from the issuers of such interests or other third parties. In many cases, the economic, financial and other information available to and utilized by the Adviser in selecting and structuring
Secondary Investments may be incomplete or unreliable. The Fund will also not have the opportunity to negotiate the terms of the Secondary Investments, including any special rights or privileges.
Primary Investments Risks – The Fund’s interest in Primary Investments will consist primarily of capital commitments to, and investments in, private investment funds managed by sponsors unaffiliated with the Fund or the
Advisers. Identifying, selecting and investing in Primary Investments involves a high level of risk and uncertainty. The underlying investments made by Primary Investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments.
Portfolio Companies Risks – The portfolio companies in which the Fund invests, either directly or indirectly through an Underlying Fund, may involve a high degree of business and financial risk. Portfolio companies may be in early stages of development, may have operating losses or significant variations in operating results and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence. Portfolio companies may also include companies that are experiencing or are expected to experience financial difficulties, which may never be overcome. In addition, they may have weak financial conditions and may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive positions.
Underlying Fund Risks – Investments in Underlying Funds entail a variety of risks. Sponsors of Underlying Funds may invest such funds’ assets in securities of non-U.S. issuers, including those in emerging markets, and the Fund’s assets may be invested in Underlying Funds that may be denominated in non-U.S. currencies, thereby exposing the
Fund to various risks that may not be applicable to U.S. securities. A sponsor of an Underlying Fund may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. A sponsor of an Underlying Fund may also focus on a particular country or geographic region, which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.
An Underlying Fund’s assets may be invested in a limited number of securities or portfolio companies which may subject the Underlying Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities. An Underlying Fund’s investments, depending upon strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.
Fund shareholders will bear two layers of fees and expenses: asset-based fees, incentive fees and expenses at the Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Underlying Fund level. In addition, to the extent that the Fund invests in an Underlying Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees.
“Cash Drag” Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls. The Fund will generally not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the
Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Funds. In addition, Underlying Funds may not call all the capital committed to them. The overall impact on performance due to holding a portion of the investment portfolio in cash or cash equivalents could be negative.
“Over-Commitment” Risk – In order to help ensure that a greater amount of the Fund’s capital is invested, the Fund expects to pursue an “over-commitment” strategy whereby it commits more than its available capital. However, pursuing such a strategy presents risks to the Fund, including the risk that the Fund is unable to fund capital contributions when due, pay for repurchases of Shares tendered by shareholders or meet expenses generally. If the Fund defaults on its commitment to an Underlying Fund or fails to satisfy capital calls to an Underlying Fund in a timely manner then, generally, it will be subject to significant penalties, possibly including the complete forfeiture of the
Fund’s investment in the Underlying Fund. Any failure (or potential failure) by the Fund to make timely capital contributions in respect of its commitments may also (i) impair the ability of the Fund to pursue its investment program,
(ii) force the Fund to borrow through a credit facility or other arrangements (which would impose interest and other costs on the Fund), or (iii) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
At times, the Fund may likewise be under-invested in its Secondary Investments and Primary Investments strategies in anticipation of its future commitment obligations, which could cause the Fund to have less exposure to such investments and potential cash drag from a period of time, and under such circumstances the Fund may not achieve its investment objective.
Risks of Liquidity Management Strategy – The Fund invests in broadly syndicated term loans and other fixed income investments in order to manage its cash and liquidity needs while earning an incremental return. During periods of limited liquidity and higher price volatility, the Fund’s ability to acquire or dispose of broadly syndicated term loans and similar investments at a price and time that the Adviser deems advantageous may be severely impaired, which may impair its ability to dispose of investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. To the extent the Fund obtains exposure to these investments through money market funds and other pooled vehicles, the Fund will bear its share of the expenses of such funds. The Fund’s liquidity management strategy involves more risk than investing solely in cash and cash equivalents.
Valuation Risk – The value of the Fund’s investments will be difficult to ascertain, and the valuations determined in respect of investments in the Underlying Funds and other private markets investments, including Direct Investments, will likely vary from the amounts the Fund would receive upon withdrawal from or disposition of its investments.
Similarly, the valuations determined by the Fund are likely to differ, potentially substantially, from the valuations determined by other market participants for the same or similar investments. The Fund’s investments in Underlying
Funds will be priced in the absence of a readily available market and may be valued in significant part based on determinations of fair value provided by an investment’s sponsor, which may prove to be inaccurate. Neither the
Adviser nor the Board will be able to confirm independently the accuracy of such valuations (which are unaudited, except at year-end). With respect to the valuations of Underlying Funds, this risk is exacerbated to the extent that
Underlying Funds generally provide valuations only on a quarterly basis, and such valuations may incorporate inputs that are up to several months old, whereas the Fund will provide valuations, and will issue Shares, on a monthly basis.
This means that the Underlying Fund information used by the Fund to issue and repurchase shares will typically be several months old when used by the Fund. Because of this, the Fund’s net asset value for financial reporting purposes may differ from the net asset value used to process subscription and repurchase transactions as of the same date. To the extent that the Fund does not receive timely or accurate information from the Underlying Funds regarding their valuations, the Fund’s ability to accurately calculate its net asset value may be further impaired. Additionally, any adjustments the Fund makes to valuations received from an Underlying Fund to reflect timing differences or other factors may result in such investment’s fair value differing from the value ultimately realized by the Fund. The

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
valuations placed on assets purchased in secondary transactions shortly after their acquisition will often differ from the purchase price of such assets. The Fund values its portfolio investments using its valuation procedures, whereas the purchase price for such assets is determined in a negotiated transaction where the price is determined by, among other factors, the seller’s desire to sell and need for liquidity.
Fixed-Income Securities Risks – Fixed income securities risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.
Cash and Cash Equivalents – The Fund may maintain a sizeable cash position in anticipation of funding capital calls.
As a result, the Fund generally will not contribute the full amount of its commitment to an Underlying Fund at the time of its admission to the Underlying Fund. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Underlying Fund. The overall impact on performance due to holding a portion of the investment portfolio in cash, cash equivalents and other fixed-income investments could be negative.
Market Disruption and Geopolitical Risk – The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests. The Fund is subject to the risk that war, geopolitical tensions, such as a deterioration in the bilateral relationship between the U.S. and China or conflicts, such as those in the middle east and between Russia and Ukraine, terrorism, natural and environmental disasters, such as, for example, the spread of infectious illness or other public health issues, including widespread epidemics or pandemics, systemic market dislocations and other geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of the Fund’s investments. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.
Leverage; Borrowings Risk – The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.
Risks Relating to Fund’s RIC Status – To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status. The Fund’s ability to satisfy the foregoing tax requirements will generally depend in large part on the activities of, and information provided by, the
Underlying Funds, which the Fund does not control. In addition, the Fund is generally required each December to make certain “excise tax” calculations based on income and gain information that must be obtained from the Underlying
Funds. The risks of not receiving timely or accurate information from the Underlying Funds include failing to satisfy the RIC qualification tests and incurring excise tax on undistributed income and gain.
11. COMMITMENTS AND CONTINGENCIES
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
As of March 31, 2026, the Fund had unfunded capital commitments to the Private Markets Investments totaling
$77,288,800 for Direct Investments, $222,005,856 for Primary Investments and $1,102,678,181 for Secondary
Investments.
12. SEGMENT REPORTING
The Fund operates through a single operating and reporting segment with an investment objective to seek long-term capital appreciation. The Fund opportunistically allocates its assets across a global portfolio of Private Markets
Investments. The chief operating decision maker (“CODM”) is the Fund’s President. The CODM assesses the performance of the Fund and makes operating decisions on a consolidated basis, primarily based on the Fund’s Net

CARLYLE ALPINVEST PRIVATE MARKETS FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Increase in Net Assets Resulting Attributable to Common Shares from Operations (“Net Income”) as reported on the accompanying Consolidated Statement of Operations. The CODM utilizes Net Income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders, implementing investment policy decisions, strategic initiatives, and managing and assessing the Fund’s portfolio. The CODM assesses performance for the segment and determines how to allocate resources based on Net Income. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and
Liabilities as Total Assets and the significant segment expenses are listed on the accompanying Consolidated Statement of Operations.
13. SUBSEQUENT EVENTS
The Fund’s Credit Facility was upsized on April 28, 2026, by $250 million to a total commitment of $600 million. The
Fund incurred $513,868 of deferred financing costs in association with the upsize.
Subsequent events after March 31, 2026, have been evaluated through the date the consolidated financial statements were issued. Management has determined that there were no additional subsequent events to report through the issuance of these consolidated financial statements.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
Carlyle AlpInvest Private Markets Fund (the “Fund”) operates under the dividend reinvestment plan (“DRP”)
administered by SS&C Global Investor & Distribution Solutions, Inc. as the Fund’s transfer agent (the “Transfer
Agent”). Pursuant to the DRP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of common shares of beneficial interest of the Fund (“Shares”).
The Fund’s shareholders (the “Shareholders”) automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to the Transfer Agent. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Transfer Agent at least 5 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRP. Under the DRP, the
Fund’s distribution to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Transfer Agent, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share.
The Transfer Agent will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. The Transfer Agent will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each
Shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional Shares owned. The Fund will issue certificates in its sole discretion. The Transfer Agent will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRP, the Transfer Agent will administer the DRP on the basis of the number of
Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither the Transfer Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions.
The Fund reserves the right to amend or terminate the DRP upon 90 days notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the
Shares to another broker and continue to participate in the DRP.
All correspondence concerning the DRP should be directed to the Transfer Agent at Carlyle AlpInvest Private
Markets Fund, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, Suite 219537, Kansas
City, MO 64105-1407. Certain transactions can be performed by calling the toll free number (844) 417-4186.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
MANAGEMENT OF THE FUND (UNAUDITED)

NAME AND YEAR OF BIRTH (1),(2)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIP S HELD BY TRUSTEE
INTERESTED TRUSTEES
Joseph O'Connor (1981)	Trustee; Chair of the Board; President; Principal Executive Officer	Since February 2023	Managing Director (2019 to present), Principal (2015 to 2019), involved with the Carlyle Group since 2008.	1	None
INDEPENDENT TRUSTEES
Victoria Ivashina (1974)	Trustee; Nominating and Governance Committee Chair	Since Inception	Chaired Professor of Finance Harvard Business School (2016 to present); on Harvard Business School faculty since 2006.	2	None
Marc B. Moyers (1955)	Trustee; Audit Committee Chair	Since Inception	Clinical Professor of Accounting, College of William & Mary (2018 to present); Partner, KPMG (1986 to 2015).	2	None
David Sylvester (1956)	Trustee; Independent Trustee Committee Chair	Since Inception	Partner, 3rd Gen Law Group LLP (2012 to present); Partner, WilmerHale (1989 to 2005)	2	None
(1)Each Trustee serves an indefinite term until his or her successor is elected.
(2)The business address for each Trustee is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
(3)The term “Fund Complex” used herein includes the Fund and Carlyle AlpInvest Private Markets Secondaries Fund.
In addition to Mr. O’Connor, other officers of the Fund are shown below:

NAME AND YEAR OF BIRTH (1)	POSITION(S) WITH THE FUND	LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Parker Hooper (1985)	Treasurer; Principal Financial Officer	Since Inception	Principal and Regulated Funds Controller, AlpInvest Partners (2022 to present); Vice President (2019 to 2022), Senior Accounting Manager (2017 to 2022), Sixth Street Partners.
Cameron Fairall (1977)	Secretary; Chief Legal Officer	Since Inception	Managing Director, The Carlyle Group and Chief Compliance Officer, AlpInvest Partners (2011 to present).
Jennifer Juste (1980)	Chief Compliance Officer	Since November 2023
Principal and Regulated Funds Attorney (2022 to Present);
Natixis Investment Managers 2019-2022 (Deputy Chief
Compliance Officer/Deputy General Counsel Mirova US LLC
2020-2022 and Chief Compliance Officer/ General Counsel
Ostrum US LLC 2019-2020).

Elizabeth Pelgrift (1989)	Assistant Secretary; Anti- Money Laundering Compliance Officer	Since Inception	Compliance Officer, The Carlyle Group (2014 to present).
(1)The business address for each Officer is One Vanderbilt Avenue, Suite 3400, New York, New York 10017.
The Fund’s Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
PRIVACY POLICY (UNAUDITED)
As a Carlyle AlpInvest Private Markets Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•The Subscription Agreement and other applications and forms.
•Your transactions with us, our affiliates or others.
Protection of Information
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out”
of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
Who We Are
This notice describes the privacy policy of the Carlyle AlpInvest Private Markets Fund. This notice was last updated as of December 19, 2022. In the event it is updated or changed, we will post an updated notice on our website at
www.carlyle.com/capm. If you have any questions about this privacy policy write to us at PO Box 219537 Kansas
City, MO 64121-9537, or call us at 844-417-4186.

CARLYLE ALPINVEST PRIVATE MARKETS FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED)
In early 2025, if applicable, shareholders of record received information regarding a distribution paid to them by the
Fund during calendar year 2024.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the
Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
ADDITIONAL INFORMATION
PROXY VOTING POLICY
Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling (844) 417-4186 or by referring to the SEC's website at
https://www.sec.gov.
PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC's website at https://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-
PORT is available without charge, upon request, by calling (844) 417-4186.

CARLYLE ALPINVEST

Carlyle AlpInvest Private Markets Fund (CAPM)

Item 2.	Code of Ethics.
(a)As of the end of the period covered by this report, Carlyle AlpInvest Private Markets Fund (the “Fund” or
“Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)During the period covered by this report, there have not been any amendments to the provisions of the
Code of Ethics.
(d)During the period covered by this report, the Registrant had not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)Not applicable.
(f)The Registrant's Code of Ethics is incorporated by reference. See Item 19(a)(1).

Item 3.	Audit Committee Financial Expert.
(a)(1)The Board of Trustees (the “Board”) of the Registrant has determined that the Registrant has at least one
Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).
(a)(2)The Board of the Registrant has designated Mr. Marc B. Moyers as the Registrant’s Audit Committee
Financial Expert. Marc B. Moyers is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.
(a)(3)Not applicable.

Item 4.	Principal Accountant Fees and Services.
(a)Audit Fees: For the years ended March 31, 2026, and March 31, 2025, the Registrant’s aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $474,321 and $213,131, respectively.
(b)Audit-Related Fees: For the years ended March 31, 2026, and March 31, 2025, no fees were billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not otherwise reported under paragraph (a) of this Item 4.
(c)Tax Fees: For the years ended March 31, 2026, and March 31, 2025, the aggregate fees billed for professional services rendered by the Fund’s tax adviser, PricewaterhouseCoopers LLP, for tax compliance, tax advice and tax planning, which were comprised of the preparation of federal and state income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns, were $750,000 and $63,865, respectively.
(d)All Other Fees: For the years ended March 31, 2026, and March 31, 2025, no fees were billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4.
(e)(1)The Audit Committee has adopted, and the Board has approved, pre-approval policies and procedures, which are intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund.
The Audit Committee must pre-approve the audit and non-audit services of the auditors prior to the auditor’s engagement.
(2)No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)During the audit of Registrant's financial statements for the reporting period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
(g)For the years ended March 31, 2026, and March 31, 2025, no fees were billed for services by the
Registrant’s accountant for services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
(h)The Audit Committee and Board have considered whether the provision of non-audit services to the
Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-
approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.
(i)Not applicable.
(j)Not applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable to the Registrant.

Item 6.	Investments
(a) The Consolidated Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a)
of this report.
(b) Not applicable to the Registrant.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.
(a) Not applicable to closed-end investment companies.
(b) Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.
Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.
Not applicable for this annual report.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated its proxy voting responsibility to the adviser. The proxy voting policies and procedures of the adviser are set forth below. These guidelines are reviewed periodically by the adviser and the independent trustees, and, accordingly, are subject to change.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the adviser recognizes that it must vote portfolio securities in a timely manner free of conflicts of interest and in the best interests of its clients. These policies and procedures for voting proxies are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
The adviser will vote proxies relating to the Fund’s portfolio securities in what it perceives to be the best interest of the Fund’s shareholders. The adviser will review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the adviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
The adviser’s proxy voting decisions are made by its investment committee. To ensure that the vote is not the product of a conflict of interest, the adviser will require that: (1) anyone involved in the decision making process disclose to the adviser’s investment committee, and independent trustees, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund at Carlyle AlpInvest Private Markets Fund, c/o SS&C Global Investor & Distribution Solutions,
Inc., 430 W 7th Street, Suite 219537, Kansas City, MO 64105-1407, or (ii) by visiting the SEC’s website at http://
www.sec.gov.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of the date of filing this report, the personnel of the investment adviser who currently have primary responsibility for the management of the Registrant (the “Portfolio Managers”) are:
Joseph O’Connor
Mr. O’Connor is an interested Trustee, the Chair of the Board and the President and Principal Executive Officer of
the Fund. He has been a Portfolio Manager since its inception. Mr. O’Connor is a Managing Director - Partner in the
Primary Fund Investments team focusing on U.S. transactions and also serves on the firm’s Investment Committee.
He joined AlpInvest Partners in 2008 from Cambridge Associates, where he was a Senior Associate in the U.S.
private equity research team covering U.S. buyout, distressed and private credit GPs. Mr. O’Connor received a BS in
Business Administration from Northeastern University and is a CFA ® Charterholder. He represents AlpInvest
Partners on a number of advisory boards of fund partnerships.
Sid Murdeshwar
Mr. Murdeshwar became a Portfolio Manager in February 2023. He is a Managing Director - Partner in the Co-
Investment team where he is responsible for transactions in North America and also serves on the firm’s Investment
Committee. Mr. Murdeshwar joined AlpInvest Partners in 2012 from Wafra Partners, where he was a Vice President in the private equity group based in New York. Mr. Murdeshwar received a BS in Finance and Information Services from the Stern School of Business at New York University and an MS in Accounting from the McIntire School of
Commerce at the University of Virginia, and is a licensed CPA in the state of New York.
Eric Anton
Mr. Anton became a portfolio manager of the Fund in February 2024. He is a Managing Director - Partner in the
Secondary and Portfolio Finance team where he is responsible for transactions in North America. Mr. Anton joined
AlpInvest Partners in 2011 from Jefferies, where he was an investment banker focused on healthcare. Prior to
Jefferies, Mr. Anton was with Ziegler, where he focused on M&A. Mr. Anton received a B.A. from Colgate
University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
Matthew Romanczuk
Mr. Romanczuk became a portfolio manager of the Fund in February 2024. He is a Managing Director - Partner in
the Secondary and Portfolio Finance team where he is responsible for transactions in North America. Mr.
Romanczuk joined AlpInvest Partners in 2011 from Peter J. Solomon Company, where he was an investment banking analyst focused on M&A. Mr. Romanczuk received an A.B. in Economics, magna cum laude, from Harvard
University. He represents AlpInvest Partners on a number of advisory boards of fund partnerships.
(a)(2)  In addition to the Fund, the Portfolio Managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts, as of March 31,
2026. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O'Connor	0	$—	41	$11,766,051,639	4	$17,835,923,895
Sid Murdeshwar	0	$—	58	$29,019,373,814	5	$18,300,901,427
Eric Anton	1	$703,511,228	100	$40,587,081,445	16	$21,059,748,951
Matthew Romanczuk	1	$703,511,228	100	$40,587,081,445	16	$21,059,748,951
(1)Does not include Fund.
The table below identifies the number of accounts for which the Portfolio Managers have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, as of March 31, 2026. The accounts included within the categories “other pooled investment vehicles” and “other accounts” consist of accounts that invest primarily in U.S. primary fund investments.

	Registered Investment Companies for which AlpInvest receives a performance-based fee		Other Pooled Investment Vehicles managed for which AlpInvest receives a performance-based fee		Other Accounts managed for which AlpInvest receives a performance- based fee
Portfolio Manager	Number of Accounts (1)	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph O'Connor	0	$—	25	$9,065,417,858	3	$17,301,295,433
Sid Murdeshwar	0	$—	56	$28,983,612,924	5	$18,300,901,427
Eric Anton	1	$703,511,228	69	$37,591,927,434	5	$18,300,901,427
Matthew Romanczuk	1	$703,511,228	69	$37,591,927,434	5	$18,300,901,427
(1)Does not include Fund.
Conflicts of Interest
The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.
To this end, the adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
(a)(3) Portfolio Manager Compensation
The discussion below describes the Portfolio Managers’ compensation as of March 31, 2026.
Compensation packages at the firm are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionary, performance-
driven annual bonus. Certain key individuals may also receive a long-term incentive award and/or a performance fee award. As part of the firm’s continuing effort to monitor retention, the adviser participates in annual compensation surveys of investment management firms and subsidiaries to ensure that the adviser’s compensation is competitive with industry standards. The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints. Portfolio Managers may receive a yearly bonus.
Factors impacting the potential bonuses include but are not limited to: i) investment performance of funds/accounts managed by a Portfolio Manager, ii) financial performance of the adviser, iii) client satisfaction, and iv) teamwork.
Long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles restricted stock.
(a)(4) Disclosure of Securities Ownership
The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant as of March 31, 2026:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Joseph O'Connor	Over $100,000
Sid Murdeshwar	None
Eric Anton	None
Matthew Romanczuk	None
(b) Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable to the Registrant.

Item 15.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the Registrant’s shareholders may recommend nominees to the Board that would require disclosure herein.

Item 16.	Controls and Procedures.
(a)The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this Form N-CSR that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule
30a-3(d) under 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed End Management Investment Companies.
(a) Not applicable to the Registrant.
(b) Not applicable to the Registrant.

Item 18.	Recovery of Erroneously Awarded Compensation.
Not applicable.

Item 19.	Exhibits.
(a)(1)  The Registrant's Code of Ethics is incorporated by reference to the Registrant's Form N-CSR filed June 7,
2023
(a)(2)Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17
CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.
(a)(3)  The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.
(a)(4)Not applicable.
(a)(5)Not applicable.
(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes Oxley Act of
2002 are attached hereto.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
CARLYLE ALPINVEST PRIVATE MARKETS FUND
By:/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)
Date:June 3, 2026
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:/s/ Joseph O’Connor
Joseph O’Connor
President (Principal Executive Officer)
Date: June 3, 2026
By:/s/ Parker Hooper
Parker Hooper
Treasurer (Principal Financial Officer)
Date:June 3, 2026